Exhibit 3(c)

               RESTATED ARTICLES OF INCORPORATION
                               OF
                 LOUISIANA POWER & LIGHT COMPANY


     Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana (sometimes hereinafter referred to as the "Corporation"), through its undersigned President and Secretary, pursuant to the laws of the State of Louisiana and by authority of resolutions unanimously adopted by the Board of Directors of the Corporation at a meeting of said Board of Directors duly convened and held on February 15, 1980, with a quorum present and acting throughout, does hereby certify that the Restated Articles of Incorporation of the Corporation set forth hereinbelow accurately copies the original Articles of Incorporation of the Corporation as amended by all amendments thereto in effect at the date hereof without substantive change; that in conformity with law and the resolutions aforesaid, however, the names and addresses of the incorporators have been omitted and because the material so omitted constituted the entirety of Article 6 of said Articles of Incorporation, Article 7 of said Articles of Incorporation has been re-numbered as Article 6 of said Restated Articles of Incorporation, that each amendment to the Articles of Incorporation of the Corporation heretofore made has been effected in conformity with law; that the date of incorporation of the Corporation was October 15, 1974 and the date of this Restatement and of these Restated Articles of Incorporation is February 21, 1980; and that the Restated Articles of Incorporation of the Corporation are as follows:

                            ARTICLE 1

     The name of this corporation is and shall be:

                 LOUISIANA POWER & LIGHT COMPANY

                            ARTICLE 2

     The objects and purposes of this corporation (sometimes hereinafter referred to as the "Corporation") and for which the Corporation is organized are stated and declared to be to engage in any lawful activity for which corporations may be formed under Chapter 1 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, including specifically, but not by way of limitation, the purchasing or otherwise acquiring, holding, mortgaging or otherwise encumbering, and selling or otherwise alienating of real estate and all forms of immovable property, as well as all forms of personal and mixed property; and further, and without in any way limiting the foregoing, the Corporation shall have all powers which corporations may have, and may carry on all businesses of any and every nature and kind which corporations may carry on, under said Chapter 1 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, including, but not by way of limitation, the following business or businesses:

     To acquire, buy, hold, own, sell, lease, exchange, dispose of, pledge, mortgage, encumber, hypothecate, finance, deal in, construct, build, install, equip, improve, use, operate, maintain and work upon:

          (a) Any and all kinds of plants and systems for the manufacture, production, generation, storage, utilization, purchase, sale, supply, transmission, distribution or disposition of electricity, gas or water, or power produced thereby:

          (b) Any and all kinds of plants and systems for the manufacture of ice:

          (c) Any and all kinds of works, power plants, structures, substations, systems, tracks, machinery, generators, motors, lamps, poles, pipes, wires, cables, conduits, apparatus, devices, equipment, supplies, articles and merchandise of every kind in anywise connected with or pertaining to the manufacture, production, generation, purchase, use, sale, supply, transmission, distribution, regulation, control or application of electricity, gas, water and power;

     To acquire, buy, hold, own, sell, lease, exchange, dispose of, transmit, distribute, deal in, use, manufacture, produce, furnish and supply electricity, power, energy, gas, light, heat and water in any form and for any purposes whatsoever;

     To purchase, acquire, develop, hold, own and dispose of lands, interests in and rights with respect to lands and waters and fixed and movable property necessary or suitable for the carrying out of any of the foregoing powers;

     To borrow money and contract debts when necessary for the transaction of the business of the Corporation or for the exercise of its corporate rights, privileges or franchises or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidences of indebtedness payable a a specified time or times or payable upon the happening of a specified event or events, whether secured by mortgage, pledge, or otherwise, or unsecured, for money borrowed or in payment for property purchased or acquired or any other lawful objects;

     To guarantee purchase, hold sell assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of indebtedness created by, any other corporation or corporations organized under the laws of the State of Louisiana or of any other state or government and formed for the purpose of carrying out any of the foregoing powers and, while the owner of such stock, to exercise all the rights, powers and privileges of ownership, including the right to vote thereon, and to do any acts designed to protect, preserve, improve or enhance the value of any property at any time held or controlled by the Corporation, or in which it may be at any time interested; and to organize or promote or facilitate the organization of subsidiary companies for the purpose of carrying out any of the foregoing powers;

     To purchase, hold, sell and transfer shares of its own capital stock, provided that the Corporation shall not purchase its own shares of capital stock except from the surplus of its assets over its liabilities including capital; and provided, further, that the shares of its own capital stock owned by the Corporation shall not be voted upon directly or indirectly nor counted as outstanding for the purposes of any stockholders' quorum or vote;

     To conduct business at one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Louisiana and in any of the several states, territories, possessions and dependencies of the United
States, the District of Columbia and foreign countries;

     In any manner to acquire, enjoy, utilize and to dispose of patents, copyrights and trade-marks and any licenses or other rights or interests therein and thereunder necessary for and in its opinion useful or desirable for or in connection with the foregoing powers;

     To purchase acquire, hold, own and dispose of franchises, concessions, consents, privileges and licenses necessary for and in its opinion useful or desirable for or in connection with the foregoing powers; and

     To do all and everything necessary and proper for the accomplishment of the objects enumerated in these Articles of Incorporation or any amendment thereof or necessary or incidental to the protection and benefit of the Corporation.

                            ARTICLE 3

                                I

     The aggregate number of shares of stock which the Corporation shall have authority to issue and have outstanding at any time is as follows:

     (a) 150,000,000 shares of Common Stock without nominal or par value (hereinafter called the "Common Stock").

     (b) 4,500,000 shares of preferred stock having a par value of $100 per share, which shall all be of one class (hereinafter called the "$100 Preferred Stock"), and 12,000,000 shares of preferred stock having a par value of $25 per share, which shall all be of one class (hereinafter called the "$25 Preferred Stock"), which said two classes of preferred stock are hereinafter together referred to as the "Preferred Stock", and, for certain purposes and to such extent as are hereinafter set forth, are treated or referred to together as a single class of stock; and further with respect to the Preferred Stock:

          (i) Said 4,500,000 shares of $100 Preferred Stock shall be issuable in one or more series from time to time; 1,455,000 of said shares of $100 Preferred Stock shall be divided into twelve series, one of which shall consist of 60,000 shares of 4.96% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "First Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Second Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Third Series Preferred Stock"), one of which shall consist of 75,000 shares of 5.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fourth Series Preferred Stock"), one of which shall consist of 80,000 shares of 5.40% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fifth Series Preferred Stock"), one of which shall consist of 80,000 shares of 6.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Sixth Series Preferred Stock"), one of which shall consist of 70,000 shares of 9.52% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Seventh Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.84% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eighth Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.36% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Ninth Series Preferred Stock"), one of which shall consist of 100,000 shares of 8.56% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Tenth Series Preferred Stock"), one of which shall consist of 300,000 shares of 9.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eleventh Series Preferred Stock"), one of which shall consist of 350,000 shares of 11.48% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Twelfth Series Preferred Stock"), and the remaining 3,045,000 of said shares of $100 Preferred Stock may be divided into and issued in additional series from time to time, each such additional shares to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          (ii) Said 12,000,000 shares of $25 Preferred Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), and one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"); and the remaining 8,000,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

                               II

     The shares of each class of Preferred Stock shall have the same rank and shall have the same relative rights except as to matters relating to the par values and voting rights thereof (including matters relating to quorums and adjournments) and those characteristics with respect to which there may be variations among the respective series of Preferred Stock.

     The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

          (a) The number of shares to constitute each such series and the distinctive designation thereof;

          (b) The annual rate or rates of dividends payable on shares of such series and the date from which such dividends shall commence to accumulate;

          (c) The amount or amounts payable upon redemption thereof; and

          (d) The terms and amount of the sinking fund requirements (if any) for the purchases or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a), (b), (c), and
(d) above are herein set forth with respect to the Eleventh and Twelfth Series Preferred Stock and the Series A and Series B Preferred Stock, and with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses (a), (b), (c), and
(d) above shall be set forth in the resolution of resolutions of the Board of Directors of the Corporation providing for such series. To the extent, if any, that the issuance of additional series of Preferred Stock, the designation of the class thereof, the fixing and setting forth of such different characteristics of each additional series of Preferred Stock, and the adoption by the Board of Directors of the resolution or resolutions providing, therefor, constitutes or requires the amendment of these Articles of Incorporation, the Board of Directors shall have authority so to amend these Articles of Incorporation, as provided by Louisiana law and particularly, but not by way of limitation, Section 24B(6) of Title 12 of the Louisiana Revised Statues of 1950, as amended, and to authorize and to cause the due execution and filing of such Articles of Amendment to these Articles of Incorporation as the Board of Directors may deem necessary, appropriate or advisable, or sees fit, for such purpose.

                               III

     Further provisions with respect to the Preferred Stock and the Common Stock are and shall be as set forth hereinafter in this Part III of Article 3 and hereinafter in these Articles of Incorporation.

     (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, and at the rate of 13.12% per annum on the Series B Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

     (B) If and when dividends payable on any of the Preferred Stock of the Corporation at any time outstanding shall be in default in an amount equal to four full quarterly payments or more per share, and thereafter until all dividends on any such Preferred Stock in default shall have been paid, the holders of the Preferred Stock, voting separately as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining directors of the Corporation, anything herein to the contrary notwithstanding. The terms of office, as directors, of all persons who may be directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stock, except that if the holders of the Common Stock shall not have elected the remaining directors of the Corporation, then, and only in that event, the directors of the Corporation in office just prior to the election of a majority of the Board of Directors by the holders of the Preferred Stock shall elect the remaining directors of the Corporation. Thereafter, while such default continues and the majority of the Board of Directors is being elected by the holders of the Preferred Stock, the remaining directors, whether elected by directors, as aforesaid, or whether originally or later elected by holders of the Common Stock, shall continue in office until their successors are elected by holders of the Common Stock and shall qualify.

     If and when all dividends then in default on the Preferred Stock then outstanding shall be paid (such dividends to be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preferred Stock and the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on the Preferred Stock were not paid in full, but always subject to the same provisions for vesting such special rights in the holders of the Preferred Stock in case of further like defaults in the payment of dividends thereon as described in the immediately foregoing paragraph. Upon termination of any such special voting right upon payment of all accumulated and unpaid dividends on the Preferred Stock, the terms of office of all persons who may have been elected directors of the Corporation by vote of the holders of the Preferred Stock as a class, pursuant to such special voting right, shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

     In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Preferred Stock, voting separately as a class, the remaining directors elected by the holders of the Preferred Stock; by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant. Likewise, in case of any vacancy in the office of a director occurring among the directors not elected by the holders of the Preferred Stock, the remaining directors not elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant.

     Whenever the right shall have accrued to the holders of the Preferred Stock to elect directors, voting separately as a class it shall be the duty of the President, a Vice President or the Secretary of the Corporation forthwith to call and cause notice to be given to the shareholders entitled to vote of a meeting to be held at such time as the Corporation's officers may fix, not less than forty-five nor more than sixty days after the accrual of such right, for the purpose of electing directors. The notice so given shall be mailed to each holder of record of the Preferred Stock at his last known address appearing on the books of the Corporation and shall set forth, among other things, (i) that by reason of the fact that dividends payable on the Preferred Stock are in default in an amount equal to four full quarterly payments or more per share, the holders of the Preferred Stock, voting separately as a class, have the right to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors of the Corporation, (ii) that any holder of the Preferred Stock has the right, at any reasonable time, to inspect, and make copies of, the list or lists of holders of the Preferred Stock maintained at the principal office of the Corporation or at the office of any Transfer Agent of the Preferred Stock, and (iii) either the entirety of this paragraph or the substance thereof with respect to the number of shares of the Preferred Stock required to be represented at any meeting, or adjournment thereof, called for the election of directors of the Corporation. At the first meeting of stockholders held for the purpose of electing directors during such time as the holders of the Preferred Stock shall have the special right, voting separately as a class, to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding Common Stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the outstanding Preferred Stock shall be required to constitute a quorum of such class for the election of directors; provided, however, that in the absence of a quorum of the holders of the Preferred Stock, no election of directors shall be held, but a majority of the holders of the Preferred Stock who are present in person or by proxy shall have power to adjourn the election of the directors to a date not less than fifteen nor more than fifty days from the giving of the notice of such adjourned meeting hereinafter provided for; and provided, further, that at such adjourned meeting, the presence in person or by proxy of the holders of 35% of the outstanding Preferred stock shall be required to constitute a quorum of such class for the election of directors. In the event such first meeting of stockholders shall be so adjourned, it shall be the duty of the President, a Vice President or the Secretary of the Corporation, within ten days from the date on which such first meeting shall have been adjourned, to cause notice of such adjourned meeting to be given to the shareholders entitled to vote thereat, such adjourned meeting to be held not less than fifteen days nor more than fifty days from the giving of such second notice, such second notice shall be given in the form and manner hereinabove provided for with respect to the notice required to be given of such first meeting of stockholders, and shall further set forth that a quorum was not present at such first meeting and that the holders of 35% of the outstanding Preferred Stock shall be required to constitute a quorum of such class for the election of directors at such adjourned meeting. If the requisite quorum of holders of the Preferred Stock shall not be present at said adjourned meeting, then the directors of the Corporation then in office shall remain in office until the next Annual Meeting of the Corporation, or special meeting in lieu thereof and until their successors shall have been elected and shall qualify. Neither such first meeting nor such adjourned meeting shall be held on a date within sixty days of the date of the next Annual Meeting of the Corporation or special meeting in lieu thereof. At each Annual Meeting of the Corporation, or special meeting in lieu thereof, held during such time as the holders of the Preferred Stock, voting separately as a class, shall have the right to elect a majority of the Board of Directors, the foregoing provisions of this paragraph shall govern each Annual Meeting, or special meeting in lieu thereof, as if said Annual Meeting or special meeting were the first meeting of stockholders held for the purpose of electing directors after the right of the holders of the Preferred Stock, voting separately as a class, to elect a majority of the Board of Directors, should have accrued with the exception, that if, at any adjourned annual meeting, or special meeting in lieu thereof, 35% of the outstanding Preferred Stock is not present in person or by proxy, all the directors shall be elected by a vote of the holders of a majority of the Common Stock of the Corporation present or represented at the meeting.

     (C) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent
(given by vote at a meeting called for that purpose) of at least two-thirds of the total number of shares of the Preferred Stock then outstanding:

          (1) create, authorize or issue any new stock which, after issuance would rank prior to the Preferred Stock as to dividends, in liquidation, dissolution, winding up or distribution, or create, authorize or issue any security convertible into shares of any such stock except for the purpose of providing funds for the redemption of all of the Preferred Stock then outstanding, such new stock or security not to be issued until such redemption shall have been authorized and notice of such redemption given and the aggregate redemption price deposited as provided in paragraph (G) below; provided, however, that any such new stock or security shall be issued within twelve months (and so long as any of the First Series Preferred Stock remains outstanding, within 180 days), after the vote of the Preferred Stock herein provided for authorizing the issuance of such new stock or security; or

          (2) amend, alter, change or repeal any of the express terms of any of the Preferred Stock then outstanding in a manner prejudicial to the holders thereof; the increase or decrease in the authorized amount of the Preferred Stock or the creation, or increase or decrease in the authorized amount, of any new class of stock ranking on a parity with the Preferred Stock shall not, for the purposes of this paragraph, be deemed to be prejudicial to the holders of the Preferred Stock.

     (D) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote, at a meeting called for that purpose) of the holders of a majority of the total number of shares of the Preferred Stock then outstanding:

          (1) merge or consolidate with or into any other corporation or corporations or sell or otherwise dispose of all or substantially all of the assets of the Corporation, unless such merger or consolidation or sale or other disposition, or the exchange, issuance or assumption of all securities to be issued or assumed in connection with any such merger or consolidation or sale or other disposition, shall have been ordered, approved or permitted by regulatory authority of the United States of America under the provisions of the Public Utility Holding Company Act of 1935; provided that the provisions of this sub-paragraph (1) shall not apply to a purchase or other acquisition by the Corporation of franchises or assets of another corporation in any manner which does not involve a corporate merger or consolidation; or

          (2) issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness for purposes other than (i) the refunding of outstanding unsecured indebtedness theretofore issued or assumed by the Corporation, (ii) the reacquisition, redemption or other retirement of any indebtedness which reacquisition, redemption or other retirement has been authorized by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935, or
     (iii) the reacquisition, redemption or other retirement of all outstanding shares of the Preferred Stock, or preferred stock ranking prior to, or pari passu with, the Preferred Stock, if immediately after such issue or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation, including unsecured indebtedness then to be issued or assumed (but excluding the principal amount then outstanding of any unsecured notes, debentures or other securities representing unsecured indebtedness having a maturity in excess of ten (10) years and in amount not exceeding 10% of the aggregate of (a) and (b) of this subparagraph (2) below) would exceed ten per centum (10%) of the aggregate of (a) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then to be outstanding, and (b) the capital and surplus of the Corporation as then to be stated on the books of account of the Corporation. When unsecured notes, debentures or other securities representing unsecured debt of a maturity in excess of ten (10) years shall become of a maturity of ten (10) years or less, it shall then be regarded as unsecured debt of a maturity of less than ten (10) years and shall be computed with such debt for the purpose of determining the percentage ratio to the sum of (a) and (b) above of unsecured debt of a maturity of less than ten (10) years, and when provision shall have been made, whether through a sinking fund or otherwise, for the retirement, prior to their maturity, of unsecured notes, debentures or other securities representing unsecured debt of a maturity in excess of ten (10) years, the amount of such security so required to be retired in less than ten (10) years shall be regarded as unsecured debt of a maturity of less than ten
     (10) years (and not as unsecured debt of a maturity in excess of ten (10) years) and shall be computed with such debt for the purpose of determining the percentage ratio to the sum of (a) and (b) above of unsecured debt of a maturity of less than ten (10) years, provided, however, that the payment due upon the maturity of unsecured debt having an original single maturity in excess of ten (10) years or the payment due upon the latest maturity of any serial debt which had original maturities in excess of ten (10) years shall not, for the purposes of this provision, be regarded as unsecured debt of a maturity of less than ten (10) years until such payment or payments shall be required to be made within five (5) years (provided the words "five (5) years" shall read "three
     (3) years" when none of the First Series Preferred Stock remains outstanding); furthermore, when unsecured notes, debentures or other securities representing unsecured debt of a maturity of less than ten (10) years shall exceed 10% of the sum of (a) and (b) above, no additional unsecured notes, debentures or other securities repre senting unsecured debt shall be issued or assumed (except for the purposes set forth in (i), (ii) and (iii) above) until such ratio is reduced to 10% of the sum of (a) and
     (b) above; or

          (3) issue, sell, or otherwise dispose of any shares of the Preferred Stock in addition to the 805,000 shares of the First through Tenth Series Preferred Stock originally authorized, or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution, (a) so long as any of the First Series Preferred Stock remains outstanding, unless the net income of the Corporation and Louisiana Power & Light Company, a Florida corporation, determined, after provision for depreciation and all taxes and in accordance with generally accepted accounting practices, to be available for the payment of dividends for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock, is at least equal to twice the annual dividend requirements on all outstanding shares of the Preferred Stock and of all other classes of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions, including the shares proposed to be issued, and (b) so long as any Preferred Stock remains outstanding, unless the gross income of the Corporation and Louisiana Power & Light Company, a Florida corporation, for such period, determined in accordance with generally accepted accounting practices (but in any event after deducting all taxes and the greater of (a) the amount for said period charged by the Corporation and Louisiana Power & Light Company, a Florida corporation, on their books to depreciation expense or (b) the largest amount required to be provided therefor by any mortgage indenture of the Corporation) to be available for the payment of interest, shall have been at least one and one-half times the sum of (i) the annual interest charges on all interest indebtedness of the Corporation and (ii) the annual dividend requirements on all outstanding shares of the Preferred Stock and of all other classes of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions, including the shares proposed to be issued; provided, that there shall be excluded from the foregoing computation interest charges on all indebtedness and dividends on all shares of stock which are to be retired in connection with the issue of such additional shares; and provided, further, that in any case where such additional shares of the Preferred Stock, or other class of stock ranking on a parity with the Preferred Stock as to dividends or distributions, are to be issued in connection with the acquisition of new property, the net income and gross income of the property to be so acquired, computed on the same basis as the net income and gross income of the Corporation, may be included on a pro forma basis in making the foregoing computation; or

          (4) issue, sell, or otherwise dispose of any shares of the Preferred Stock, in addition to the 805,000 shares of the First through Tenth Series Preferred Stock originally authorized, or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or distributions, unless the aggregate of the capital of the Corporation applicable to the Common Stock and the surplus of the Corporation shall be not less than the aggregate amount payable on the involuntary liquidation, dissolution or winding up of the Corporation, in respect of all shares of the Preferred Stock and all shares of stock, if any, ranking prior thereto, or on a parity therewith, as to dividends or distributions, which will be outstanding after the issue of the shares proposed to be issued; provided, that if, for the purposes of meeting the requirements of this sub-paragraph (4), it becomes necessary to take into consideration any earned surplus of the Corporation, the Corporation shall not thereafter pay any dividends on shares of the Common Stock which would result in reducing the Corporation's Common Stock Equity (as in paragraph
     (H) hereinafter defined) to an amount less than the aggregate amount payable, on involuntary liquidation, dissolution or winding up of the Corporation, on all shares of the Preferred Stock and of any stock ranking prior to, or on a parity with, the Preferred Stock, as to dividends or other distributions, at the time outstanding.

     (E) Each holder of Common Stock of the Corporation shall be entitled to one vote, in person or by proxy, for each share of such stock standing in his name on the books of the Corporation. Except as hereinbefore expressly provided in this
Article 3 and as may otherwise be required by law, the holders of the Preferred Stock shall have no power to vote and shall be entitled to no notice of any meeting of the stockholders of the Corporation. As to matter upon which holders of the Preferred Stock are entitled to vote as hereinbefore expressly provided, each holder of $100 Preferred Stock shall be entitled to one vote, in person or by proxy, for each share of such stock standing in his name on the books of the Corporation, and each holder of $25 Preferred Stock shall be entitled to one-quarter (1/4) vote, in person or by proxy, for each share of such stock standing in his name on the books of the Corporation. As to any matters requiring or permitting or otherwise calling for or involving the presence of, or the consent or vote of, or any other action by, a particular number or percentage or fraction or portion of the total number of shares of Preferred Stock outstanding, or of the outstanding Preferred Stock, or of the total number of shares of Preferred Stock present in person or by proxy, or of the Preferred Stock present in person or by proxy, for purposes of making such calculation and determination, each share of $100 Preferred Stock shall be considered and counted as one share and each share of $25 Preferred Stock shall be considered and counted as one-quarter (1/4) of a share.

     (F) In the event of any voluntary liquidation, dissolution or winding up of the Corporation, the Preferred Stock shall have a preference over the Common Stock until an amount equal to the then current redemption price shall have been paid. In the event of any involuntary liquidation, dissolution or winding up of the Corporation, which shall include any such liquidation, dissolution or winding up which may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the Corporation, by (i) the United States Government or any authority, agency, or instrumentality thereof, (ii) a state of the United States or any political subdivision, authority, agency or instrumentality thereof, or (iii) a district, cooperative or other association or entity not organized for profit, the Preferred Stock shall also have a preference over the Common Stock until the full par value thereof and an amount equal to all accumulated and unpaid dividends thereon shall have been paid by dividends or distribution.

     (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, 1981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, and as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be noncumulative, to redeem, upon authorization of the Board of Directors on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation. Notice of the intention of the Corporation to redeem all or any part of the Preferred Stock shall be mailed not less than thirty (30) days nor more than sixty (60) days before the date fixed for redemption to each holder of record of Preferred Stock to be redeemed, at his post-office address as shown by the Corporation's records, and not less than thirty (30) days' nor more than sixty (60) days' notice of such redemption may be published in such manner as may be prescribed by resolution of the Board of Directors of the Corporation; and, in the event of such publication, no defect in the mailing of such notice shall affect the validity of the proceedings for the redemption of any shares of Preferred Stock so to be redeemed. Contemporaneously with the mailing or publication of such notice as aforesaid or at any time thereafter prior to the date fixed for redemption, the Corporation may deposit the aggregate redemption price (or the portion thereof not already paid in the redemption of such Preferred Stock so to be redeemed) with any bank or trust company in the City of New York, New York, or in the City of New Orleans, Louisiana, named in such notice, payable to the order of the record holders of the Preferred Stock so to be redeemed, as the case may be, on the endorsement and surrender of their certificates, and thereupon said holders shall cease to be stockholders with respect to such shares; and from and after the making of such deposit such holders shall have no interest in or claim against the Corporation with respect to said shares, but shall be entitled only to receive such moneys from said bank or trust company, with interest, if any, allowed by such bank or trust company on such moneys deposited as in this paragraph provided, on endorsement and surrender of their certificates as aforesaid. Any moneys so deposited, plus interest thereon, if any, remaining unclaimed at the end of six years from the date fixed for redemption, if thereafter requested by resolution of the Board of Directors, shall be repaid to the Corporation, and in the event of such repayment to the Corporation, such holders of record of the shares so redeemed as shall not have made claim against such moneys prior to such repayment to the Corporation, shall be deemed to be unsecured creditors of the Corporation for an amount, without interest, equivalent to the amount deposited, plus interest thereon, if any, allowed by such bank or trust company, as above stated, for the redemption of such shares and so paid to the Corporation. Shares of the Preferred Stock which have been redeemed shall not be reissued. If less than all of the shares of any series of the Preferred Stock are to be redeemed, the shares thereof to be redeemed shall be selected by lot, in such manner as the Board of Directors of the Corporation shall determine, by an independent bank or trust company selected for that purpose by the Board of Directors of the Corporation. Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock; provided, however, that, so long as any shares of the Preferred Stock are outstanding, the Corporation shall not (i) make any payment, or set aside funds for payment, into any sinking fund for the purchase or redemption of any shares of the Preferred Stock, or (ii) redeem, purchase or otherwise acquire less than all of the shares of the Preferred Stock, if, at the time of such payment or setting aside of funds for payment into such sinking fund, or of such redemption, purchase or other acquisition, dividends payable on any of the Preferred Stock shall be in default in whole or in part, unless, prior to or concurrently with such payment or setting aside of funds for payment into such sinking fund, and/or such redemption, purchase or other acquisition, as the case may be, all such defaults shall be cured or unless such payment or setting aside of funds for payment into such sinking fund, and/or such redemption, purchase or other acquisition, as the case may be, shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935. Any shares of the Preferred Stock so redeemed, purchased or acquired shall be retired and cancelled.

     (H) For the purposes of this paragraph (H) and subparagraph (4) of paragraph (D) the term "Common Stock Equity" shall mean the aggregate of the par value of, or stated capital represented by, the outstanding shares (other than shares owned by the Corporation) of stock ranking junior to the Preferred Stock as to dividends and assets, of the premium on such junior stock and of the surplus (including earned surplus, capital surplus and surplus invested in plant) of the Corporation less (unless the amounts or items are being amortized or are being provided for by reserves), (1) any amounts recorded on the books of the Corporation for utility plant and other plant in excess of the original cost thereof,
(2) unamortized debt discount and expense, capital stock discount and expense and any other intangible items set forth on the asset side of the balance sheet as a result of accounting convention, (3) the excess, if any, of the aggregate amount payable on involuntary liquidation, dissolution or winding up of the affairs of the Corporation upon all outstanding Preferred Stock over the aggregate par or stated value thereof and any premiums thereon and (4) the excess, if any, for the period beginning with January 1, 1953 to the end of a month within ninety (90) days preceding the date as of which Common Stock Equity is determined, of the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depre ciation provisions (this cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing co-existing mortgage indenture requirements), over the amount charged by the Corporation and Louisiana Power & Light Company, a Florida corporation, on their books for depreciation during such period, including the final fraction of a year. For the purpose of this paragraph (H):(i) the term "total capitalization" shall mean the sum Or the Common Stock Equity plus item (3) in this paragraph (H) and the stated capital applicable to, and any premium on, outstanding stock of the Corporation not included in Common Stock Equity, and the principal amount of all outstanding debt of the Corporation maturing more than twelve months after the date of the determination of the total capitalization; and (ii) the term "dividends on Common Stock" shall embrace dividends on Common Stock (other than dividends payable only in shares of Common Stock), distributions on, and purchases or other acquisitions for value of, any Common Stock of the Corporation or other stock, if any, subordinate to its Preferred Stock as to dividends or other distributions. So long as any shares of the Preferred Stock are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock, except as follows:

          (a) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 20% of total capitalization, the Corporation shall not declare such dividends in an amount which, together with all other dividends on Common Stock paid by the Corporation and Louisiana Power & Light Company, a Florida corporation, within the year ending with and including the date on which such dividend is payable, exceeds 50% of the net income of the Corporation and Louisiana Power & Light Company, a Florida corporation, available for dividends on Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in this subparagraph (a) could have been, and have not been, declared; and

          (b) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 25% but not less than 20% of total capitalization, the Corporation shall not declare dividends on the Common Stock in an amount which, together with all other dividends on Common Stock paid by the Corporation and Louisiana Power & Light Company, a Florida corporation, within the year ending with and including the date on which such dividend is payable, exceeds 75% of the net income of the Corporation and Louisiana Power & Light Company, a Florida corporation, available for dividends on Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in subparagraph (a) and in this subparagraph (b) could have been, and have not been, declared; and

          (c) At any time when the Common Stock Equity is 25% or more of total capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below 25% of total capitalization, except to the extent provided in subparagraphs (a) and (b) above.

     So long as any of the Second through Twelfth Series Preferred Stock or any of the Series A or Series B Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve-month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     (I) Dividends may be paid upon the Common Stock only when
(i) dividends have been paid or declared and funds set apart for the payment of dividends as aforesaid on the Preferred Stock from the dates after which dividends thereon became cumulative, to the beginning of the period then current, with respect to which such dividends on the Preferred Stock are usually declared, and (ii) all payments have been made or funds have been set aside for payments then or theretofore due under the terms of sinking fund requirements (if any) for the purchase or redemption of shares of the Preferred Stock, but whenever (x) there shall have been paid or declared and funds shall have been set apart for the payment of all such dividends upon the Preferred Stock as aforesaid, and (y) all payments shall have been made or funds shall have been set aside for all payments then or theretofore due under the terms of sinking fund requirements (if any) for the purchase or redemption of shares of the Preferred Stock, then, subject to the limitations above set forth, dividends upon the Common Stock may be declared payable then or thereafter, out of any net earnings or surplus of assets over liabilities, including capital, then remaining. After the payment of the limited dividends and/or shares in distribution of assets to which the Preferred Stock is expressly entitled in preference to the Common Stock, in accordance with the provisions hereinabove set forth, the Common Stock alone (subject to the rights of any class of stock hereafter authorized) shall receive all further dividends and shares in distribution.

     (J) Subject to the limitations hereinabove set forth the Corporation from time to time may resell any of its own stock, purchased or otherwise acquired by it as hereinafter provided for, at such price as may be fixed by its Board of Directors or Executive Committee.

     (K) Subject to the limitations hereinabove set forth the Corporation in order to acquire funds with which to redeem any outstanding Preferred Stock, may issue and sell stock of any class then authorized but unissued, bonds, notes, evidences of indebtedness, or other securities.

     (L) Subject to the limitations hereinabove set forth the Board of Directors of the Corporation may at any time authorize the conversion or exchange of the whole or any particular share of the outstanding Preferred Stock, with the consent of the holder thereof, into or for stock of any other class at the time of such consent authorized but unissued and may fix the terms and conditions upon which such conversion or exchange may be made; provided that without the consent of the holders of record of two-thirds of the shares of Common Stock outstanding given at a meeting of the holders of the Common Stock called and held as provided by the By-Laws or given in writing without a meeting, the Board of Directors shall not authorize the conversion or exchange of any Preferred Stock into or for Common Stock or authorize the conversion or exchange of any Preferred Stock into or for preferred stock of any other class, if by such conversion or exchange the amount which the holders of the shares of stock so converted or exchanged would be entitled to receive either as dividends or shares in distribution of assets in preference to the Common Stock would be increased.

     (M) A consolidation, merger or amalgamation of the Corporation with or into any other corporation or corporations shall not be deemed a distribution of assets of the Corporation within the meaning of any provisions of these Articles of Incorporation.

     (N) The consideration received by the Corporation from the sale of any additional stock without nominal or par value shall be entered in the Corporation's capital stock account.

     (O) Subject to the limitations hereinabove set forth, upon the vote of a majority of all the directors of the Corporation and of a majority of the total number of shares of stock then issued and outstanding and entitled to vote (or if the vote of a larger number or different proportion of shares is required by the laws of the State of Louisiana, notwithstanding the above agreement of the stockholders of the Corporation to the contrary, then upon the vote of the larger number or different proportion of shares so required), the Corporation may from time to time create or authorize one or more other classes of stock with such preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications as may be determined by said vote, which may be the same as or different from the preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications of the classes of stock of the Corporation then authorized. Any such vote authorizing the creation of a new class of stock may provide that all moneys payable by the Corporation with respect to any class of stock thereby authorized shall be paid in the money of any foreign country named therein or designated by the Board of Directors, pursuant to authority therein granted, at a fixed rate of exchange with the money of the United States of America therein stated or provided for and all such payments shall be made accordingly. Any such vote may authorize any shares of any class then authorized but unissued to be issued as shares of such new class or classes.

     (P) Subject to the limitations hereinabove set forth, the $100 Preferred Stock or the $25 Preferred Stock or the Common Stock or any of said classes of stock may be increased at any time upon vote of the holders of a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote thereon, irrespective of class.

     (Q) If any provision in this Article 3 shall be in conflict or inconsistent with any other provision of the Articles of Incorporation of the Corporation, the provisions of this Article 3 shall prevail and govern.

                            ARTICLE 4

     The Corporation shall have perpetual existence.

                            ARTICLE 5

     The Board of Directors shall consist of such number of directors as shall be determined from time to time as provided in this Article 5. Directors shall be elected at each annual meeting of stockholders and, subject to the provisions of
Article 3 hereof, each director so elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. The number of directors to be elected at any annual meeting of stockholders shall, except as otherwise provided herein, be the number fixed in the latest resolution of the Board of Directors adopted pursuant to the authority contained in the next succeeding sentence and not subsequently rescinded. The Board of Directors shall have power from time to time and at any time when the stockholders are not assembled in an annual or special meeting, by resolution adopted by a majority of the directors then in office, to fix the number of directors of the Corporation, provided that the number so fixed shall be not less than seven (7) and not more than fifteen (15). If the number of directors is increased, the additional directors may, to the extent permitted by law and subject to the provisions of Article 3 hereof, be elected by a majority of the directors in office at the time of the increase, or, if not so elected prior to the next annual meeting of stockholders, such additional directors shall be elected at such annual meeting. If the number of directors is decreased and the decrease does not exceed the number of vacancies in the Board then existing, then, subject to the provisions of
Article 3 hereof, such resolution may provide that it shall become effective forthwith; and to the extent that the decrease does exceed such number of vacancies, such resolution shall provide that it shall not become effective until the next election of directors by the stockholders. If the Board of Directors shall fail to adopt a resolution which fixes initially the number of directors, the number of directors shall be nine (9). If, after the number of directors shall have been fixed by such resolution, such resolution shall be ineffective or shall cease to be in effect for any cause other than by being superseded by another such resolution, the number of directors shall be that number specified in the latest of such resolutions, whether or not such resolution continues in effect.

                            ARTICLE 6

     For the regulation of the business and for the conduct of the affairs of the Corporation, and to create, divide, limit and regulate the powers of the Corporation, the directors and the stockholders, provision is made as follows:

          (a) General authority is hereby conferred upon the Board of Directors of the Corporation to fix the consideration for which shares of stock of the Corporation without nominal or par value, may be issued and disposed of and the shares of stock of the Corporation without nominal or par value, whether authorized by these Articles of Incorporation or by subsequent increase of the authorized number of shares of stock or by amendment of these Articles of Incorporation by consolidation or merger or otherwise and/or any securities convertible into stock of the Corporation without nominal or par value, may be issued and disposed of by the Board of Directors for such consideration and on such terms and in such manner as may be fixed from time to time by the Board of Directors.

          (b) If now or hereafter permitted by Louisiana law, the issue of the whole, or any part determined by the Board of Directors, of the shares of stock of the Corporation as partly paid, and subject to calls thereon until the whole thereof shall have been paid, is hereby authorized.

          (c) The Board of Directors shall have power to authorize the payment of compensation to the directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors or the Executive Committee and all other Committees and to determine the amount of such compensation and fees.

          (d) The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representative, to give bond in such sum as they may direct as indemnity against any claim that may be made against the Corporation, its officers, employees or agents by reason thereof; a new certificate may be issued without requiring any bond when, in the judgment of the directors, it is proper so to do.

          If the Corporation shall neglect or refuse to issue such a new certificate and it shall appear that the owner thereof has applied to the Corporation for a new certificate in place thereof and has made due proof of the loss or destruction thereof and has given such notice of his application for such new certificate in such newspaper of general circulation, published in the State of Louisiana, as reasonably should be approved by the Board of Directors, and in such other newspaper as may be required by the Board of Directors, and has tendered to the Corporation adequate security to indemnify the Corporation, its officers, employees or agents, and any person other than such applicant who shall thereafter appear to be the lawful owner of such allegedly lost or destroyed certificate against damage, loss or expense because of the issuance of such new certificate, and the effect thereof as herein provided, then, unless there is adequate cause why such new certificate shall not be issued, the Corporation, upon the receipt of said indemnity, shall issue a new certificate of stock in place of such lost or destroyed certificate. In the event that the Corporation shall nevertheless refuse to issue a new certificate as aforesaid, the applicant may then petition any court of competent jurisdiction for relief against the failure of the Corporation to perform its obligations hereunder. In the event that the Corporation shall issue such new certificate, any person who shall thereafter claim any rights under the certificate in place of which such new certificate is issued, whether such new certificate is issued pursuant to the judgment or decree of such court or voluntarily by the Corporation after the publication of notice and the receipt of proof and indemnity as aforesaid, shall have recourse to such indemnity and the Corporation shall be discharged from all liability to such person by reason of such certificate and the shares represented thereby.

          (e) No stockholder shall have any right to inspect any account, book or document of the Corporation, except as conferred by statute or authorized by the directors.

          (f) No holder of any stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any stock of the Corporation authorized by these Articles of Incorporation or of any additional stock of any class to be issued by reason of any increase of the authorized capital stock of the Corporation or of any bonds, certificates of indebtedness, debentures or other securities convertible into stock of the Corporation, but any stock authorized by these Articles of Incorporation or any such additional authorized issue of new stock or of securities convertible into stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may in their discretion determine, without offering any thereof, on the same terms or on any terms, to the stockholders then of record or to any class of stockholders.

          (g) A director of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor shall any transaction or contract of the Corporation be void or voidable by reason of the fact that any director or any firm of which any director is a member or any corporation of which any director is a shareholder or director, is in any way interested in such transaction or contract, provided that such transaction or contract is or shall be authorized, ratified or approved either (1) by a vote of a majority of a quorum of the Board of Directors or of the Executive Committee, without counting in such majority or quorum any director so interested or member of a firm so interested or a shareholder or director of a corporation so interested, or (2) by vote at a stockholders' meeting of the holders of record of a majority of all the outstanding shares of stock of the Corporation entitled to vote or by writing or writings signed by a majority of such holders; nor shall any director be liable to account to the Corporation for any profits realized by and from or through any such transaction or contract of the Corporation, authorized, ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member or any corporation of which is a shareholder or director was interested in such transaction or contract. Nothing herein contained shall create any liability in the events above described or prevent the authorization, ratification or approval of such contracts in any other manner provided by law.

          (h) Any director may be removed and his place filled at any meeting of the stockholders by the vote of a majority of the outstanding stock of the Corporation entitled to vote. Vacancies in the Board of Directors, except vacancies arising from the removal of directors, shall be filled by the directors remaining in office.

          (i) Any property of the Corporation not essential to the conduct of its corporate business and purposes may be sold, leased, exchanged or otherwise disposed of by authority of its Board of Directors, and the Corporation may sell, lease, exchange or otherwise dispose of all of its property and franchises or any of its property, franchises, corporate rights or privileges essential to the conduct of its corporate business and purposes, upon the consent of and for such consideration and upon such terms as may be authorized by a majority of all of the directors and the holders of a majority of the outstanding shares of stock entitled to vote (or, if the consent or vote of a larger number or different propor tion of the directors and/or shares is required by the laws of the State of Louisiana notwithstanding the above agreement of the stockholders of the Corporation to the contrary, then upon the consent or vote of the larger number or different proportion of the directors and/or shares so required) expressed in writing or by vote at a meeting of stockholders duly called and held as provided by law or in the manner provided by the By-Laws of the Corporation, if not inconsistent therewith; and at no time shall any of the plants, properties, easements, franchises (other than corporate franchises) or securities then owned by the Corporation, be deemed to be property, franchises, corporate rights or privileges essential to the conduct of the corporate business and purposes of the Corporation.

          (j) Upon the written consent or the vote of the holders of record of a majority of the shares of stock of the Corporation then outstanding and entitled to vote,
     (1) any or every statute of the State of Louisiana (a) increasing, diminishing, or in any way affecting the rights, powers or privileges of stockholders of corporations organized under the general laws of said State, or (b) giving effect to the action taken by any part, less than all, of the stockholders of any such corporation, shall be binding upon the Corporation and every stockholder thereof, to the same extent as if such statute had been in force at the date of the making, filing and recording of these Articles of Incorporation, and/or (2) amendments of these Articles of Incorporation authorized at the time of making such amendments by the laws of the State of Louisiana, may be made.


     These Restated Articles of Incorporation are executed on and dated the 21st day of February, 1980.



                     LOUISIANA POWER & LIGHT COMPANY


                    By:     /s/ J. M. Wyatt
                         J. M. Wyatt, President


                     By:     /s/ W. H. Talbot
                         W. H. Talbot, Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


     BEFORE ME, the undersigned authority, personally came and appeared J. M. WYATT and W. H. TALBOT, to me known and known to me to be the President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ J. M. Wyatt
                              J. M. Wyatt, President
                              Louisiana Power & Light Company



                                 /s/ W. H. Talbot
                              W. H. Talbot, Secretary
                              Louisiana Power & Light Company



Sworn to and subscribed before me at New
Orleans, Louisiana, on this 21st day of
February, 1980.


  /s/ Melvin Schwartzman
       Notary Public



My commission is issued for life.

                      ARTICLES OF AMENDMENT

                             to the
               RESTATED ARTICLES OF INCORPORATION
                               of
                 LOUISIANA POWER & LIGHT COMPANY



     On October 28, l980 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended Article 3 of the Restated Articles of Incorporation of said corporation as follows:

          Sub-paragraph (ii) of paragraph (b) of Part I of said Article 3 is amended to be and to read in its entirety as follows:

               (ii) Said 12,000,000 shares of $25 Preferred
          Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"), and one series of $25 Preferred Stock shall consist of 1,200,000 shares of 15.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series C Preferred Stock"); and the remaining 6,800,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

               The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

                    (a) The number of shares to constitute
               each such series and the distinctive
               designation thereof;

                    (b) The annual rate or rates of dividends
               payable on shares of such series and the date from which such dividends shall commence to accumulate;

                    (c) The amount or amounts payable upon
               redemption thereof; and

                    (d) The terms and amount of the sinking
               fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

          which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock; and of clauses (a), (b), (c), and (d) above are herein set forth with respect to the Eleventh and Twelfth Series Preferred Stock and the Series A, Series B and Series C Preferred Stock, and, with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses (a), (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

          Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

          (A) The Preferred Stock shall be entitled but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, and at the rate of 15.20% per annum on the Series C Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

     The first sentence of paragraph (G) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, l981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock, ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly. of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, and as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Pre ferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation.

     The last sentence of paragraph (H) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          So long as any of the Second through Twelfth Series Preferred Stock or any of the Series A, Series B or Series C Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve-month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorporation and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 28th day of October, 1980.




                              Louisiana Power & Light Company


                              By:   /s/ J. M. Wyatt
                                   J. M. Wyatt, President


                              By:   /s/ W. H. Talbot
                                   W. H. Talbot, Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


     BEFORE ME, the undersigned authority, personally came and appeared J. M. WYATT and W. H. TALBOT, to me known and known to me to be the President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ J. M. Wyatt
                              J. M. Wyatt, President
                              Louisiana Power & Light Company



                                 /s/ W. H. Talbot
                              W. H. Talbot, Secretary
                              Louisiana Power & Light Company



Sworn to and subscribed before me at New
Orleans, Louisiana, on this 28th day of
October, 1980.


_________________________________
       Notary Public



My commission is issued for life.

                      ARTICLES OF AMENDMENT

                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED
                               of
                 LOUISIANA POWER & LIGHT COMPANY



     On May 12, l982 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended
Article 3 of the Restated Articles of Incorporation, as amended, of said corporation as follows:

          Sub-paragraph (ii) of paragraph (b) of Part I of said Article 3 is amended to be and to read in its entirety as follows:

               (ii) Said 12,000,000 shares of $25 Preferred
          Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,200,000 shares of 15.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series C Preferred Stock"); and one series of $25 Preferred Stock shall consist of 2,000,000 shares of 14.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series D Preferred Stock"); and the remaining 4,800,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

               The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

                    (a) The number of shares to constitute
               each such series and the distinctive
               designation thereof;

                    (b) The annual rate or rates of dividends
               payable on shares of such series and the date from which such dividends shall commence to accumulate;

                    (c) The amount or amounts payable upon
               redemption thereof; and

                    (d) The terms and amount of the sinking
               fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

          which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a), (b), (c), and (d) above are herein set forth with respect to the Eleventh and Twelfth Series Preferred Stock and the Series A, Series B, Series C and Series D Preferred Stock, and, with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses (a), (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

          Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

          (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, at the rate of 15.20% per annum on the Series C Preferred Stock, and at the rate of 14.72% per annum on the Series D Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, from May 19, 1982 with respect to the Series D Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

     The first sentence of paragraph (G) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, l981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock, ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly. of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, and as to the Series D Preferred Stock, a redemption price of $28.68 per share if redeemed on or prior to May 1, 1987 (except that no share of the Series D Preferred Stock shall be redeemed prior to May 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.4233% per annum), $27.76 per share if redeemed subsequent to May 1, 1987 but on or prior to May 1, 1992, $26.84 per share if redeemed subsequent to May 1, 1992 but on or prior to May 1, 1997, and $25.92 per share if redeemed subsequent to May 1, 1997, and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Pre ferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series D Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on May 1, 1987 and on each May 1 thereafter (each such date being hereinafter referred to as a "Series D Sinking Fund Redemption Date"), for so long as any shares of the Series D Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 100,000 shares of the Series D Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series D Preferred Stock being hereinafter referred to as the "Series D Sinking Fund Obligation"); the Series D Sinking Fund Obligation shall be cumulative; if on any Series D Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series D Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series D Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series D Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series D Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series D Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series D Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series D Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series D Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorized of the Board of Directors, on each Series D Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the Series D Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series D Sinking Fund Obligation on any Series D Sinking Fund Redemption Date any shares of the Series D Preferred Stock (including shares of the Series D Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series D Preferred Stock redeemed pursuant to the Series D Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series D Sinking Fund Obligation.

     The last sentence of paragraph (H) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          So long as any of the Second through Twelfth Series Preferred Stock or any of the Series A, Series B, Series C or Series D Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve-month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorporation and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 12th day of May, 1982.




                              Louisiana Power & Light Company


                              By:   /s/ J. M. Wyatt
                                   J. M. Wyatt, President


                              By:   /s/ W. H. Talbot
                                   W. H. Talbot, Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


     BEFORE ME, the undersigned authority, personally came and appeared J. M. WYATT and W. H. TALBOT, to me known and known to me to be the President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ J. M. Wyatt
                              J. M. Wyatt, President
                              Louisiana Power & Light Company



                                 /s/ W. H. Talbot
                              W. H. Talbot, Secretary
                              Louisiana Power & Light Company



Sworn to and subscribed before me at New
Orleans, Louisiana, on this 12th day of
May, 1982.


    /s/ Melvin I. Schwartzman
       Notary Public



My commission is issued for life.

                      ARTICLES OF AMENDMENT

                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED
                               of
                 LOUISIANA POWER & LIGHT COMPANY



     On February 16, 1983 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended Article 3 of the Restated Articles of Incorporation, as amended, of said corporation as follows:

          Sub-paragraph (ii) of paragraph (b) of Part I of said Article 3 is amended to be and to read in its entirety as follows:

               (ii) Said 12,000,000 shares of $25 Preferred
          Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,200,000 shares of 15.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series C Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 14.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series D Preferred Stock"), and one series of $25 Preferred Stock shall consist of 3,000,000 shares of 12.64% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series E Preferred Stock"); and the remaining 1,800,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

               The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

                    (a) The number of shares to constitute
               each such series and the distinctive
               designation thereof;

                    (b) The annual rate or rates of dividends
               payable on shares of such series and the date from which such dividends shall commence to accumulate;

                    (c) The amount or amounts payable upon
               redemption thereof; and

                    (d) The terms and amount of the sinking
               fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

          which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a), (b), (c), and (d) above are herein set forth with respect to the Eleventh and Twelfth Series Preferred Stock and the Series A, Series B, Series C, Series D and Series E Preferred Stock, and, with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses
          (a), (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

          Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

          (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, at the rate of 15.20% per annum on the Series C Preferred Stock, at the rate of 14.72% per annum on the Series D Preferred Stock, and at the rate of 12.64% per annum on the Series E Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, from May 19, 1982 with respect to the Series D Preferred Stock, from February 24, 1983 with respect to the Series E Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

     The first sentence of paragraph (G) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, l981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock, ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, and as to the Series D Preferred Stock, a redemption price of $28.68 per share if redeemed on or prior to May 1, 1987 (except that no share of the Series D Preferred Stock shall be redeemed prior to May 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.4233% per annum), $27.76 per share if redeemed subsequent to May 1, 1987 but on or prior to May 1, 1992, $26.84 per share if redeemed subsequent to May 1, 1992 but on or prior to May 1, 1997, and $25.92 per share if redeemed subsequent to May 1, 1997, and as to the Series E Preferred Stock, a redemption price of $28.16 per share if redeemed on or prior to February 1, 1988 (except that no share of the Series E Preferred Stock shall be redeemed prior to February 1, 1988 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series E Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 13.1942% per annum), $27.37 per share if redeemed subsequent to February 1, 1988 but on or prior to February 1, 1993, $26.58 per share if redeemed subsequent to February 1, 1993 but on or prior to February 1, 1998, and $25.79 per share if redeemed subsequent to February 1, 1998, and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Pre ferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series D Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on May 1, 1987 and on each May 1 thereafter (each such date being hereinafter referred to as a "Series D Sinking Fund Redemption Date"), for so long as any shares of the Series D Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 100,000 shares of the Series D Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series D Preferred Stock being hereinafter referred to as the "Series D Sinking Fund Obligation"); the Series D Sinking Fund Obligation shall be cumulative; if on any Series D Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series D Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series D Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series D Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series D Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series D Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series D Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series D Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series D Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorized of the Board of Directors, on each Series D Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the Series D Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series D Sinking Fund Obligation on any Series D Sinking Fund Redemption Date any shares of the Series D Preferred Stock (including shares of the Series D Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series D Preferred Stock redeemed pursuant to the Series D Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series D Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series E Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1988 and on each February 1 thereafter (each such date being hereinafter referred to as a "Series E Sinking Fund Redemption Date"), for so long as any shares of the Series E Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 150,000 shares of the Series E Preferred Stock (or the number of shares then outstanding if less than 150,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series E Preferred Stock being hereinafter referred to as the "Series E Sinking Fund Obligation"); the Series E Sinking Fund Obligation shall be cumulative; if on any Series E Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series E Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series E Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series E Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series E Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series E Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series E Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series E Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series E Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorized of the Board of Directors, on each Series E Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 150,000 additional shares of the Series E Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series E Sinking Fund Obligation on any Series E Sinking Fund Redemption Date any shares of the Series E Preferred Stock (including shares of the Series E Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series E Preferred Stock redeemed pursuant to the Series E Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series E Sinking Fund Obligation.

     The last sentence of paragraph (H) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          So long as any of the Second through Twelfth Series Preferred Stock or any of the Series A, Series B, Series C, Series D or Series E Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve-month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorporation and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 16th day of February, 1983.




                              Louisiana Power & Light Company


                              By:   /s/ James M. Cain
                                   James M. Cain, President


                              By:   /s/ W. H. Talbot
                                   W. H. Talbot, Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


     BEFORE ME, the undersigned authority, personally came and appeared JAMES M. CAIN and W. H. TALBOT, to me known and known to me to be the President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ James M. Cain
                              James M. Cain, President
                              Louisiana Power & Light Company



                                 /s/ W. H. Talbot
                              W. H. Talbot, Secretary
                              Louisiana Power & Light Company



Sworn to and subscribed before me at New
Orleans, Louisiana, on this 16th day of
February, 1983.


    /s/ Melvin I. Schwartzman
       Notary Public



My commission is issued for life.

                      ARTICLES OF AMENDMENT
                              to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED,
                                of
                 LOUISIANA POWER & LIGHT COMPANY



     On June 7, 1984, the shareholders of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended paragraph (b) of Part I of Article 3 of the Restated Articles of Incorporation, as amended, of said corporation to be and to read in its entirety as follows:

          (b) 4,500,000 shares of preferred stock having a par value of $100 per share, which shall all be of one class (hereinafter called the "$100 Preferred Stock"), and 22,000,000 shares of preferred stock having a par value of $25 per share, which shall all be of one class (hereinafter called the "$25 Preferred Stock"), which said two classes of preferred stock are hereinafter together referred to as the "Preferred Stock", and, for certain purposes and to such extent as are hereinafter set forth, are treated or referred to together as a single class of stock; and further with respect to the Preferred Stock:

               (i) Said 4,500,000 shares of $100 Preferred
          Stock shall be issuable in one or more series from time to time; 1,455,000 of said shares of $100 Preferred Stock shall be divided into twelve series, one of which shall consist of 60,000 shares of 4.96% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "First Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Second Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Third Series Preferred Stock"), one of which shall consist of 75,000 shares of 5.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fourth Series Preferred Stock"), one of which shall consist of 80,000 shares of 5.40% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fifth Series Preferred Stock"), one of which shall consist of 80,000 shares of 6.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Sixth Series Preferred Stock"), one of which shall consist of 70,000 shares of 9.52% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Seventh Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.84% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eighth Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.36% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Ninth Series Preferred Stock"), one of which shall consist of 100,000 shares of 8.56% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Tenth Series Preferred Stock"), one of which shall consist of 300,000 shares of 9.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eleventh Series Preferred Stock"), and one of which shall consist of 350,000 shares of 11.48% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Twelfth Series Preferred Stock"); and the remaining 3,045,000 of said shares of $100 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.


               (ii) Said 22,000,000 shares of $25 Preferred
          Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,200,000 shares of 15.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series C Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 14.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series D Preferred Stock"), and one series of $25 Preferred Stock shall consist of 3,000,000 shares of 12.64% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series E Preferred Stock"); and the remaining 11,800,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended by its shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said corporation entitled to vote thereon, signed and executed on June 1 , 1984, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly, but not by way of limitation, Section 76 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, the said Unanimous Written Consent having been signed and executed on the date aforesaid by Middle South Utilities, Inc., which was then and is now the sole owner and shareholder of record of 115,141,200 shares of the Common Stock of the said Louisiana Power & Light Company, said 115,141,200 shares being all of the outstanding Common Stock of the said Louisiana Power & Light Company and said Common Stock having all of the voting power and being all of the capital stock of the said Louisiana Power & Light Company entitled to vote on the foregoing amendment to its Restated Articles of Incorporation, as amended; and in and by said Unanimous Written Consent the said Middle South Utilities, Inc. affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said Louisiana Power & Light Company, the amendment of its Restated Articles of Incorporation, as amended, as hereinabove set forth.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as heretofore amended and as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference. These Articles of Amendment are executed on and dated the 7th day of June, 1984.

                         LOUISIANA POWER & LIGHT COMPANY



                         By:    /s/ James M. Cain
                              James M. Cain, President



                         By:   /s/ W. H. Talbot
                               W. H. Talbot, Secretary

                         ACKNOWLEDGMENT


STATE OF LOUISIANA  )
                    )
PARISH OF ORLEANS   )



     BEFORE ME, the undersigned authority, personally came and appeared JAMES M. CAIN and W. H. TALBOT, to me known and known to me to be the President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ James M. Cain
                              James M. Cain, President,
                              Louisiana Power & Light Company




                                /s/ W. H. Talbot
                              W. H. Talbot, Secretary,
                              Louisiana Power & Light Company

Sworn to and subscribed before me at
New Orleans, Louisiana, on this 7th day
of June, 1984.



  /s/ Melvin I. Schwartzman
       Notary Public


My commission is issued for life.

                      ARTICLES OF AMENDMENT

                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED
                               of
                 LOUISIANA POWER & LIGHT COMPANY



     On August 9, 1984 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended Article 3 of the Restated Articles of Incorporation, as amended, of said corporation as follows:

          Sub-paragraph (ii) of paragraph (b) of Part I of said Article 3 is amended to be and to read in its entirety as follows:

               (ii) Said 22,000,000 shares of $25 Preferred
          Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,200,000 shares of 15.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series C Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 14.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series D Preferred Stock"), and one series of $25 Preferred Stock shall consist of 3,000,000 shares of 12.64% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series E Preferred Stock"), and one series of $25 Preferred Stock shall consist of 2,000,000 shares of 19.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series F Preferred Stock"); and the remaining 9,800,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

               The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

                    (a) The number of shares to constitute
               each such series and the distinctive
               designation thereof;

                    (b) The annual rate or rates of dividends
               payable on shares of such series and the date from which such dividends shall commence to accumulate;

                    (c) The amount or amounts payable upon
               redemption thereof; and

                    (d) The terms and amount of the sinking
               fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

          which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a), (b), (c), and (d) above are herein set forth with respect to the Eleventh and Twelfth Series Preferred Stock and the Series A, Series B, Series C, Series D, Series E, and Series F Preferred Stock, and, with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses
          (a), (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

          Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

          (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, at the rate of 15.20% per annum on the Series C Preferred Stock, at the rate of 14.72% per annum on the Series D Preferred Stock, at the rate of 12.64% per annum on the Series E Preferred Stock, and at the rate of 19.20% per annum on the Series F Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, from May 19, 1982 with respect to the Series D Preferred Stock, from February 24, 1983 with respect to the Series E Preferred Stock, from August 17, 1984 with respect to the Series F Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

     The first sentence of paragraph (G) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, l981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock, ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, and as to the Series D Preferred Stock, a redemption price of $28.68 per share if redeemed on or prior to May 1, 1987 (except that no share of the Series D Preferred Stock shall be redeemed prior to May 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.4233% per annum), $27.76 per share if redeemed subsequent to May 1, 1987 but on or prior to May 1, 1992, $26.84 per share if redeemed subsequent to May 1, 1992 but on or prior to May 1, 1997, and $25.92 per share if redeemed subsequent to May 1, 1997, as to the Series E Preferred Stock, a redemption price of $28.16 per share if redeemed on or prior to February 1, 1988 (except that no share of the Series E Preferred Stock shall be redeemed prior to February 1, 1988 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series E Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 13.1942% per annum), $27.37 per share if redeemed subsequent to February 1, 1988 but on or prior to February 1, 1993, $26.58 per share if redeemed subsequent to February 1, 1993 but on or prior to February 1, 1998, and $25.79 per share if redeemed subsequent to February 1, 1998, and as to the Series F Preferred Stock, a redemption price of $29.80 per share if redeemed on or prior to August 1, 1985, $29.27 per share if redeemed subsequent to August 1, 1985 but on or prior to August 1, 1986, $28.73 per share if redeemed subsequent to August 1, 1986 but on or prior August 1, 1987, $28.20 per share if redeemed subsequent to August 1, 1987 but on or prior to August 1, 1988, $27.67 per share if redeemed subsequent to August 1, 1988 but on or prior to August 1, 1989, $27.13 per share if redeemed subsequent to August 1, 1989 but on or prior to August 1, 1990, $26.60 per share if redeemed subsequent to April 1, 1990 but on or prior to August 1, 1991, $26.07 per share if redeemed subsequent to April 1, 1991 but on or prior to August 1, 1992, $25.53 per share if redeemed subsequent to August 1, 1992 but on or prior to August 1, 1993, and $25.00 per share if redeemed subsequent to August 1, 1993, provided, however, that no share of the Series F Preferred Stock shall be redeemed prior August 1, 1989 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series F Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 19.9171% per annum), and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Pre ferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series D Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on May 1, 1987 and on each May 1 thereafter (each such date being hereinafter referred to as a "Series D Sinking Fund Redemption Date"), for so long as any shares of the Series D Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 100,000 shares of the Series D Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series D Preferred Stock being hereinafter referred to as the "Series D Sinking Fund Obligation"); the Series D Sinking Fund Obligation shall be cumulative; if on any Series D Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series D Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series D Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series D Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series D Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series D Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series D Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series D Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series D Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorized of the Board of Directors, on each Series D Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the Series D Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series D Sinking Fund Obligation on any Series D Sinking Fund Redemption Date any shares of the Series D Preferred Stock (including shares of the Series D Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series D Preferred Stock redeemed pursuant to the Series D Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series D Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series E Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1988 and on each February 1 thereafter (each such date being hereinafter referred to as a "Series E Sinking Fund Redemption Date"), for so long as any shares of the Series E Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 150,000 shares of the Series E Preferred Stock (or the number of shares then outstanding if less than 150,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series E Preferred Stock being hereinafter referred to as the "Series E Sinking Fund Obligation"); the Series E Sinking Fund Obligation shall be cumulative; if on any Series E Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series E Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series E Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series E Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series E Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series E Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series E Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series E Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series E Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorized of the Board of Directors, on each Series E Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 150,000 additional shares of the Series E Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series E Sinking Fund Obligation on any Series E Sinking Fund Redemption Date any shares of the Series E Preferred Stock (including shares of the Series E Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series E Preferred Stock redeemed pursuant to the Series E Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series E Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series F Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on August 1, 1990 and on each August 1 thereafter (each such date being hereinafter referred to as a "Series F Sinking Fund Redemption Date"), for so long as any shares of the Series F Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 400,000 shares of the Series F Preferred Stock (or the number of shares then outstanding if less than 400,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series F Preferred Stock being hereinafter referred to as the "Series F Sinking Fund Obligation"); the Series F Sinking Fund Obligation shall be cumulative; if on any Series F Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series F Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series F Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series F Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series F Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series F Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series F Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series F Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series F Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorized of the Board of Directors, on each Series F Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 400,000 additional shares of the Series F Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series F Sinking Fund Obligation on any Series F Sinking Fund Redemption Date any shares of the Series F Preferred Stock (including shares of the Series F Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series F Preferred Stock redeemed pursuant to the Series F Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series F Sinking Fund Obligation.

     The last sentence of paragraph (H) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          So long as any of the Second through Twelfth Series Preferred Stock or any of the Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock remains outstanding, or here remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve-month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorporation and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 10th day of August, 1984.




                              Louisiana Power & Light Company


                              By:   /s/ James M. Cain
                                   James M. Cain, President


                              By:   /s/ N. J. Briley
                                   N. J. Briley, Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


     BEFORE ME, the undersigned authority, personally came and appeared JAMES M. CAIN and N. J. BRILEY, to me known and known to me to be the President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ James M. Cain
                              James M. Cain, President
                              Louisiana Power & Light Company



                                 /s/ N, J. Briley
                              N. J. Briley, Secretary
                              Louisiana Power & Light Company



Sworn to and subscribed before me at New
Orleans, Louisiana, on this 10th day of
August, 1984.


    /s/ Melvin I. Schwartzman
       Notary Public



My commission is issued for life.

                      ARTICLES OF AMENDMENT
                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED,
                               of
                 LOUISIANA POWER & LIGHT COMPANY


     On February 24, 1989, the shareholders of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended paragraph
(a) of Part I of Article 3 of the Restated Articles of Incorporation, as amended, of said corporation to read in its entirety as follows:

     (a) 250,000,000 shares of Common Stock, without nominal or par value (hereinafter called the "Common Stock").

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended by its shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said corporation entitled to vote thereon, signed and executed on February 24, 1989, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly, but not by way of limitation, Section 76 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, the said Unanimous Written Consent having been signed and executed on the date aforesaid by Middle South Utilities, Inc., which was then and is now the sole owner and shareholder of record of 137,110,900 shares of the Common Stock of the said Louisiana Power & Light Company, said 137,110,900 shares being all of the outstanding Common Stock of the said Louisiana Power & Light Company and said Common Stock having all of the voting power and being all of the capital stock of the said Louisiana Power & Light Company entitled to vote on the foregoing amendment to its Restated Articles of Incorporation, as amended; and in and by said Unanimous Written Consent the said Middle South Utilities, Inc. affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporation action of the said Louisiana Power & Light Company, the amendment of its Restated Articles of Incorporation, as amended, as hereinabove of its Restated Articles of Incorporation, as amended, as hereinabove set forth.

     The Restated Articles of Incorporation of said Louisiana Power & Light Company, as heretofore amended, were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as heretofore amended and as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by Reference.

     These Articles of Amendment are executed on and dated the 28th day of February, 1989.

                              LOUISIANA POWER & LIGHT COMPANY

                              By:   /s/ Donald Hunter
                                      Donald Hunter
                                   President and Chief
                                    Operating Officer

                              By:   /s/ T. O. Lind
                                   Thomas O. Lind, Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS


     BEFORE ME, the undersigned authority, personally came and appeared DONALD HUNTER and THOMAS O. LIND, to me known and known to me to be the President and Chief Operating Officer and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ Donald Hunter
                              Donald Hunter
                              President and Chief
                               Operating Officer
                              Louisiana Power & Light Company



                                 /s/ Thomas O. Lind
                              Thomas O. Lind, Secretary
                              Louisiana Power & Light Company



Sworn to and subscribed before me at
New Orleans, Louisiana, on this 28th
day of February, 1989.


____________________________________
       Notary Public

                      ARTICLES OF AMENDMENT

                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED
                               of
                 LOUISIANA POWER & LIGHT COMPANY


     On June 24, 1991 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended Article 3 of the Restated Articles of Incorporation, as amended, of said corporation as follows:

          Sub-paragraph (ii) of paragraph (b) of Part I of said Article 3 is amended to be and to read in its entirety as follows:

               (ii) Said 22,000,000 shares of $25 Preferred
          Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,200,000 shares of 15.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series C Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 14.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series D Preferred Stock"), one series of $25 Preferred Stock shall consist of 3,000,000 shares of 12.64% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series E Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 19.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series F Preferred Stock"), and one series of $25 Preferred Stock shall consist of 2,000,000 shares of 9.68% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series G Preferred Stock"); and the remaining 7,800,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

               The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

                    (a) The number of shares to constitute
               each such series and the distinctive
               designation thereof;

                    (b) The annual rate or rates of dividends
               payable on shares of such series and the date from which such dividends shall commence to accumulate;

                    (c) The amount or amounts payable upon
               redemption thereof; and

                    (d) The terms and amount of the sinking
               fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

          which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a), (b), (c), and (d) above are herein set forth with respect to the Eleventh and Twelfth Series Preferred Stock and the Series A, Series B, Series C, Series D, Series E, Series F, and Series G Preferred Stock, and, with respect to each additional series of Preferred Stock, the desig nation of the class thereof and the different characteristics of clauses (a), (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

          Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, at the rate of 15.20% per annum on the Series C Preferred Stock, at the rate of 14.72% per annum on the Series D Preferred Stock, at the rate of 12.64% per annum on the Series E Preferred Stock, at the rate of 19.20% per annum on the Series F Preferred Stock, and at the rate of 9.68% per annum on the Series G Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, from May 19, 1982 with respect to the Series D Preferred Stock, from February 24, 1983 with respect to the Series E Preferred Stock, from August 17, 1984 with respect to the Series F Preferred Stock, from July 2, 1991 with respect to the Series G Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

          The first sentence of paragraph (G) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, 1981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Elev enth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, as to the Series D Preferred Stock, a redemption price of $28.68 per share if redeemed on or prior to May 1, 1987 (except that no share of the Series D Preferred Stock shall be redeemed prior to May 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.4233% per annum), $27.76 per share if redeemed subsequent to May 1, 1987 but on or prior to May 1, 1992, $26.84 per share if redeemed subsequent to May 1, 1992 but on or prior to May 1, 1997, and $25.92 per share if redeemed subsequent to May 1, 1997, as to the Series E Preferred Stock, a redemption price of $28.16 per share if redeemed on or prior to February 1, 1988 (except that no share of the Series E Preferred Stock shall be redeemed prior to February 1, 1988 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series E Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 13.1942% per annum), $27.37 per share if redeemed subsequent to February 1, 1988 but on or prior to February 1, 1993, $26.58 per share if redeemed subsequent to February 1, 1993 but on or prior to February 1, 1998, and $25.79 per share if redeemed subsequent to February 1, 1998, as to the Series F Preferred Stock, a redemption price of $29.80 per share if redeemed on or prior to August 1, 1985, $29.27 per share if redeemed subsequent to August 1, 1985 but on or prior to August 1, 1986, $28.73 per share if redeemed subsequent to August 1, 1986 but on or prior to August 1, 1987, $28.20 per share if redeemed subsequent to August 1, 1987 but on or prior to August 1, 1988, $27.67 per share if redeemed subsequent to August 1, 1988 but on or prior to August 1, 1989, $27.13 per share if redeemed subsequent to August 1, 1989 but on or prior to August 1, 1990, $26.60 per share if redeemed subsequent to August 1, 1990 but on or prior to August 1, 1991, $26.07 per share if redeemed subsequent to August 1, 1991 but on or prior to August 1, 1992, $25.53 per share if redeemed subsequent to August 1, 1992 but on or prior to August 1, 1993, and $25.00 per share if redeemed subsequent to August 1, 1993, provided, however, that no share of the Series F Preferred Stock shall be redeemed prior to August 1, 1989 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series F Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 19.9171% per annum, and as to the Series G Preferred Stock, a redemption price of $25.00 per share (except that no share of the Series G Preferred Stock shall be redeemed on or before August 1,
          1996), and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series D Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on May 1, 1987 and on each May 1 thereafter (each such date being hereinafter referred to as a "Series D Sinking Fund Redemption Date"), for so long as any shares of the Series D Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 100,000 shares of the Series D Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series D Preferred Stock being hereinafter referred to as the "Series D Sinking Fund Obligation"); the Series D Sinking Fund Obligation shall be cumulative; if on any Series D Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series D Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series D Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series D Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series D Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series D Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series D Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series D Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series D Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series D Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the Series D Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series D Sinking Fund Obligation on any Series D Sinking Fund Redemption Date any shares of the Series D Preferred Stock (including shares of the Series D Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series D Preferred Stock redeemed pursuant to the Series D Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series D Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series E Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1988 and on each February 1 thereafter (each such date being hereinafter referred to as a "Series E Sinking Fund Redemption Date"), for so long as any shares of the Series E Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 150,000 shares of the Series E Preferred Stock (or the number of shares then outstanding if less than 150,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series E Preferred Stock being hereinafter referred to as the "Series E Sinking Fund Obligation"); the Series E Sinking Fund Obligation shall be cumulative; if on any Series E Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series E Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series E Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series E Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series E Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series E Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series E Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series E Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series E Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series E Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 150,000 additional shares of the Series E Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series E Sinking Fund Obligation on any Series E Sinking Fund Redemption Date any shares of the Series E Preferred Stock (including shares of the Series E Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series E Preferred Stock redeemed pursuant to the Series E Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series E Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series F Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on August 1, 1990 and on each August 1 thereafter (each such date being hereinafter referred to as a "Series F Sinking Fund Redemption Date"), for so long as any shares of the Series F Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 400,000 shares of the Series F Preferred Stock (or the number of shares then outstanding if less than 400,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series F Preferred Stock being hereinafter referred to as the "Series F Sinking Fund Obligation"); the Series F Sinking Fund Obligation shall be cumulative; if on any Series F Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series F Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series F Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series F Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series F Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series F Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series F Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series F Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series F Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series F Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 400,000 additional shares of the Series F Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series F Sinking Fund Obligation on any Series F Sinking Fund Redemption Date any shares of the Series F Preferred Stock (including shares of the Series F Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series F Preferred Stock redeemed pursuant to the Series F Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series F Sinking Fund Obligation.

          The last sentence of paragraph (H) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               So long as any of the Second through Twelfth
          Series Preferred Stock or any of the Series A, Series B, Series C, Series D, Series E, Series F, or Series G Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorpora tion and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 24th day of June, 1991.

                         LOUISIANA POWER & LIGHT COMPANY


                         By:   /s/ Gerald D. McInvale
                                 Gerald D. McInvale,
                               Senior Vice President


                         By:   /s/ Lee W. Randall
                                  Lee W. Randall,
                               Assistant Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

BEFORE ME, the undersigned authority, personally came and appeared Gerald D. McInvale and Lee W. Randall, to me known to be a Senior Vice President and an Assistant Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.


                                /s/ Gerald D. McInvale
                                   Gerald D. McInvale,
                                 Senior Vice President


                                /s/ Lee W. Randall
                                   Lee W. Randall
                                 Assistant Secretary

Sworn to and subscribed before me at New
Orleans, Louisiana on this 24th day of
June, 1991.


     /s/ Melvin I. Schwartzman
     Melvin I. Schwartzman,
     Notary Public for the Parish of
     Orleans, State of Louisiana

My Commission is issued for life.

                      ARTICLES OF AMENDMENT
                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED
                               of
                 LOUISIANA POWER & LIGHT COMPANY


     On October 24, 1991 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended Article 3 of the Restated Articles of Incorporation, as amended, of said corporation as follows:

          Sub-paragraph (i) of paragraph (b) of Part I of said
     Article 3 is amended to be and to read in its entirety as follows:

               (i) Said 4,500,000 shares of $100 Preferred
          Stock shall be issuable in one or more series from time to time; 1,805,000 of said shares of $100 Preferred Stock shall be divided into thirteen series, one of which shall consist of 60,000 shares of 4.96% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "First Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Second Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Third Series Preferred Stock"), one of which shall consist of 75,000 shares of 5.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fourth Series Preferred Stock"), one of which shall consist of 80,000 shares of 5.40% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fifth Series Preferred Stock"), one of which shall consist of 80,000 shares of 6.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Sixth Series Preferred Stock"), one of which shall consist of 70,000 shares of 9.52% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Seventh Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.84% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eighth Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.36% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Ninth Series Preferred Stock"), one of which shall consist of 100,000 shares of 8.56% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Tenth Series Preferred Stock"), one of which shall consist of 300,000 shares of 9.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eleventh Series Preferred Stock"), one of which shall consist of 350,000 shares of 11.48% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Twelfth Series Preferred Stock"), and one of which shall consist of 350,000 shares of 8% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Thirteenth Series Preferred Stock"); and the remaining 2,695,000 of said shares of $100 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

               The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

                    (a) The number of shares to constitute
               each such series and the distinctive
               designation thereof;

                    (b) The annual rate or rates of dividends
               payable on shares of such series and the date from which such dividends shall commence to accumulate;

                    (c) The amount or amounts payable upon
               redemption thereof; and

                    (d) The terms and amount of the sinking
               fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

          which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a), (b), (c), and (d) above are herein set forth with respect to the Eleventh, Twelfth, and Thirteenth Series Preferred Stock and the Series A, Series B, Series C, Series D, Series E, Series F, and Series G Preferred Stock, and, with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses (a), (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

          Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 8% per annum on the Thirteenth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, at the rate of 15.20% per annum on the Series C Preferred Stock, at the rate of 14.72% per annum on the Series D Preferred Stock, at the rate of 12.64% per annum on the Series E Preferred Stock, at the rate of 19.20% per annum on the Series F Preferred Stock, and at the rate of 9.68% per annum on the Series G Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from October 31, 1991 with respect to the Thirteenth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, from May 19, 1982 with respect to the Series D Preferred Stock, from February 24, 1983 with respect to the Series E Preferred Stock, from August 17, 1984 with respect to the Series F Preferred Stock, from July 2, 1991 with respect to the Series G Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

          The first sentence of paragraph (G) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, 1981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Thirteenth Series Preferred Stock, a redemption price of $100.00 per share (except that no share of the Thirteenth Series Preferred Stock shall be redeemed on or before November 1, 1999), as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a re demption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, as to the Series D Preferred Stock, a redemption price of $28.68 per share if redeemed on or prior to May 1, 1987 (except that no share of the Series D Preferred Stock shall be redeemed prior to May 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.4233% per annum), $27.76 per share if redeemed subsequent to May 1, 1987 but on or prior to May 1, 1992, $26.84 per share if redeemed subsequent to May 1, 1992 but on or prior to May 1, 1997, and $25.92 per share if redeemed subsequent to May 1, 1997, as to the Series E Preferred Stock, a redemption price of $28.16 per share if redeemed on or prior to February 1, 1988 (except that no share of the Series E Preferred Stock shall be redeemed prior to February 1, 1988 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series E Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 13.1942% per annum), $27.37 per share if redeemed subsequent to February 1, 1988 but on or prior to February 1, 1993, $26.58 per share if redeemed subsequent to February 1, 1993 but on or prior to February 1, 1998, and $25.79 per share if redeemed subsequent to February 1, 1998, as to the Series F Preferred Stock, a redemption price of $29.80 per share if redeemed on or prior to August 1, 1985, $29.27 per share if redeemed subsequent to August 1, 1985 but on or prior to August 1, 1986, $28.73 per share if redeemed subsequent to August 1, 1986 but on or prior to August 1, 1987, $28.20 per share if redeemed subsequent to August 1, 1987 but on or prior to August 1, 1988, $27.67 per share if redeemed subsequent to August 1, 1988 but on or prior to August 1, 1989, $27.13 per share if redeemed subsequent to August 1, 1989 but on or prior to August 1, 1990, $26.60 per share if redeemed subsequent to August 1, 1990 but on or prior to August 1, 1991, $26.07 per share if redeemed subsequent to August 1, 1991 but on or prior to August 1, 1992, $25.53 per share if redeemed subsequent to August 1, 1992 but on or prior to August 1, 1993, and $25.00 per share if redeemed subsequent to August 1, 1993, provided, however, that no share of the Series F Preferred Stock shall be redeemed prior to August 1, 1989 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series F Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 19.9171% per annum, and as to the Series G Preferred Stock, a redemption price of $25.00 per share (except that no share of the Series G Preferred Stock shall be redeemed on or before August 1,
          1996), and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Thirteenth Series Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 2001 (such date being hereinafter referred to as the "Thirteenth Series Sinking Fund Redemption Date"), the Corporation shall redeem, out of funds legally available therefor, all of the shares of the Thirteenth Series Preferred Stock then outstanding at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation to redeem all of the shares of the Thirteenth Series Preferred Stock on the Thirteenth Series Sinking Fund Redemption Date or, as hereinafter provided for, on any annual anniversary thereof on which shares of the Thirteenth Series Preferred Stock are outstanding (each such annual anniversary being hereinafter referred to as the "Thirteenth Series Sinking Fund Redemption Date Annual Anniversary") being hereinafter referred to as the "Thirteenth Series Sinking Fund Obligation"); the Thirteenth Series Sinking Fund Obligation shall be cumulative and if on the Thirteenth Series Sinking Fund Redemption Date, or on any Thirteenth Series Sinking Fund Redemption Date Annual Anniversary, the Corporation shall not have funds legally available therefor sufficient to redeem all of the shares of the Thirteenth Series Preferred Stock then outstanding, the Thirteenth Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Thirteenth Series Sinking Fund Redemption Date Annual Anniversary until all of the outstanding shares of the Thirteenth Series Preferred Stock shall have been redeemed; if on the Thirteenth Series Sinking Fund Redemption Date or on any Thirteenth Series Sinking Fund Redemption Date Annual Anniversary, the funds of the Corporation legally available for the satisfaction of the Thirteenth-Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Thirteenth Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Thirteenth Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Thirteenth Series Sinking Fund Obligation to such Total Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock ( including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series D Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on May 1, 1987 and on each May 1 thereafter (each such date being hereinafter referred to as a "Series D Sinking Fund Redemption Date"), for so long as any shares of the Series D Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 100,000 shares of the Series D Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series D Preferred Stock being hereinafter referred to as the "Series D Sinking Fund Obligation"); the Series D Sinking Fund Obligation shall be cumulative; if on any Series D Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series D Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series D Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series D Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series D Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series D Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series D Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series D Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series D Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series D Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the Series D Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series D Sinking Fund Obligation on any Series D Sinking Fund Redemption Date any shares of the Series D Preferred Stock (including shares of the Series D Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series D Preferred Stock redeemed pursuant to the Series D Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series D Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series E Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1988 and on each February 1 thereafter (each such date being hereinafter referred to as a "Series E Sinking Fund Redemption Date"), for so long as any shares of the Series E Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 150,000 shares of the Series E Preferred Stock (or the number of shares then outstanding if less than 150,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series E Preferred Stock being hereinafter referred to as the "Series E Sinking Fund Obligation"); the Series E Sinking Fund Obligation shall be cumulative; if on any Series E Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series E Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series E Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series E Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series E Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series E Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series E Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series E Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series E Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series E Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 150,000 additional shares of the Series E Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series E Sinking Fund Obligation on any Series E Sinking Fund Redemption Date any shares of the Series E Preferred Stock (including shares of the Series E Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series E Preferred Stock redeemed pursuant to the Series E Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series E Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series F Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on August 1, 1990 and on each August 1 thereafter (each such date being hereinafter referred to as a "Series F Sinking Fund Redemption Date"), for so long as any shares of the Series F Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 400,000 shares of the Series F Preferred Stock (or the number of shares then outstanding if less than 400,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series F Preferred Stock being hereinafter referred to as the "Series F Sinking Fund Obligation"); the Series F Sinking Fund Obligation shall be cumulative; if on any Series F Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series F Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series F Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series F Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series F Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series F Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series F Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series F Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series F Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series F Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 400,000 additional shares of the Series F Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series F Sinking Fund Obligation on any Series F Sinking Fund Redemption Date any shares of the Series F Preferred Stock (including shares of the Series F Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series F Preferred Stock redeemed pursuant to the Series F Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series F Sinking Fund Obligation.

          The last sentence of paragraph (H) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               So long as any of the Second through Thirteenth Series Preferred Stock or any of the Series A, Series B, Series C, Series D, Series E, Series F, or Series G Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelvemonth period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorpora tion and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 24th day of October, 1991.
                         LOUISIANA POWER & LIGHT COMPANY


                         By:   /s/ Gerald D. McInvale
                                  Gerald D. McInvale,
                                Senior Vice President


                         By:   /s/ T. O. Lind
                                T. O. Lind, Secretary

                         ACKNOWLEDGMENT

STATE OF ARKANSAS

COUNTY OF PULASKI

     BEFORE ME, the undersigned authority, personally came and appeared Gerald D. McInvale and T. O. Lind, to me known to be a Senior Vice President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.

                               /s/ Gerald D. McInvale
                              Gerald D. McInvale,
                              Senior Vice President


                               /s/ T. O. Lind
                              T. O. Lind
                              Secretary

Sworn to and subscribed before me at
Little Rock, Pulaski County, Arkansas
on this 24th day of October, 1991.

     /s/ Shirley Hunter
Notary Public for the County of
Pulaski, State of Arkansas

My Commission expires on March 1, 2001.

                      ARTICLES OF AMENDMENT
                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED
                               of
                 LOUISIANA POWER & LIGHT COMPANY


     On January 27, 1992 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended Article 3 of the Restated Articles of Incorporation, as amended, of said corporation as follows:

          Sub-paragraph (i) of paragraph (b) of Part I of said
     Article 3 is amended to be and to read in its entirety as follows:

               (i) Said 4,500,000 shares of $100 Preferred
          Stock shall be issuable in one or more series from time to time; 2,305,000 of said shares of $100 Preferred Stock shall be divided into fourteen series, one of which shall consist of 60,000 shares of 4.96% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "First Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Second Series Preferred Stock"), one of which shall consist of 70,000 shares of 4.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Third Series Preferred Stock"), one of which shall consist of 75,000 shares of 5.16% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fourth Series Preferred Stock"), one of which shall consist of 80,000 shares of 5.40% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fifth Series Preferred Stock"), one of which shall consist of 80,000 shares of 6.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Sixth Series Preferred Stock"), one of which shall consist of 70,000 shares of 9.52% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Seventh Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.84% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eighth Series Preferred Stock"), one of which shall consist of 100,000 shares of 7.36% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Ninth Series Preferred Stock"), one of which shall consist of 100,000 shares of 8.56% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Tenth Series Preferred Stock"), one of which shall consist of 300,000 shares of 9.44% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Eleventh Series Preferred Stock"), one of which shall consist of 350,000 shares of 11.48% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Twelfth Series Preferred Stock"), one of which shall consist of 350,000 shares of 8% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Thirteenth Series Preferred Stock"), and one of which shall consist of 500,000 shares of 7% Preferred Stock, Cumulative, $100 par value (hereinafter sometimes called "Fourteenth Series Pre ferred Stock"); and the remaining 2,195,000 of said shares of $100 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

          The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

               The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

                    (a) The number of shares to constitute
               each such series and the distinctive
               designation thereof;

                    (b) The annual rate or rates of dividends
               payable on shares of such series and the date from which such dividends shall commence to accumulate;

                    (c) The amount or amounts payable upon
               redemption thereof; and

                    (d) The terms and amount of the sinking
               fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

          which different characteristics of clauses (a), (b), and (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a), (b), (c), and (d) above are herein set forth with respect to the Eleventh, Twelfth, Thirteenth, and Fourteenth Series Preferred Stock and the Series A, Series B, Series C, Series D, Series E, Series F, and Series G Preferred Stock, and, with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses
          (a), (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

          Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 8% per annum on the Thirteenth Series Preferred Stock, at the rate of 7% per annum on the Fourteenth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, at the rate of 15.20% per annum on the Series C Preferred Stock, at the rate of 14.72% per annum on the Series D Preferred Stock, at the rate of 12.64% per annum on the Series E Preferred Stock, at the rate of 19.20% per annum on the Series F Preferred Stock, and at the rate of 9.68% per annum on the Series G Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from October 31, 1991 with respect to the Thirteenth Series Preferred Stock, from February 4, 1992 with respect to the Fourteenth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, from May 19, 1982 with respect to the Series D Preferred Stock, from February 24, 1983 with respect to the Series E Preferred Stock, from August 17, 1984 with respect to the Series F Preferred Stock, from July 2, 1991 with respect to the Series G Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

          The first sentence of paragraph (G) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any. special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, 1981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Thirteenth Series Preferred Stock, a redemption price of $100.00 per share (except that no share of the Thirteenth Series Preferred Stock shall be redeemed on or before November 1, 1999), as to the Fourteenth Series Preferred Stock, a redemption price of $100.00 per share (except that no share of the Fourteenth Series Preferred Stock shall be redeemed on or before February 1, 1998), as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, as to the Series D Preferred Stock, a redemption price of $28.68 per share if redeemed on or prior to May 1, 1987 (except that no share of the Series D Preferred Stock shall be redeemed prior to May 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.4233% per annum), $27.76 per share if redeemed subsequent to May 1, 1987 but on or prior to May 1, 1992, $26.84 per share if redeemed subsequent to May 1, 1992 but on or prior to May 1, 1997, and $25.92 per share if redeemed subsequent to May 1, 1997, as to the Series E Preferred Stock, a redemption price of $28.16 per share if redeemed on or prior to February 1, 1988 (except that no share of the Series E Preferred Stock shall be redeemed prior to February 1, 1988 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series E Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 13.1942% per annum), $27.37 per share if redeemed subsequent to February 1, 1988 but on or prior to February 1, 1993, $26.58 per share if redeemed subsequent to February 1, 1993 but on or prior to February 1, 1998, and $25.79 per share if redeemed subsequent to February 1, 1998, as to the Series F Preferred Stock, a redemption price of $29.80 per share if redeemed on or prior to August 1, 1985, $29.27 per share if redeemed subsequent to August 1, 1985 but on or prior to August 1, 1986, $28.73 per share if redeemed subsequent to August 1, 1986 but on or prior to August 1, 1987, $28.20 per share if redeemed subsequent to August 1, 1987 but on or prior to August 1, 1988, $27.67 per share if redeemed subsequent to August 1, 1988 but on or prior to August 1, 1989, $27.13 per share if redeemed subsequent to August 1, 1989 but on or prior to August 1, 1990, $26.60 per share if redeemed subsequent to August 1, 1990 but on or prior to August 1, 1991, $26.07 per share if redeemed subsequent to August 1, 1991 but on or prior to August 1, 1992, $25.53 per share if redeemed subsequent to August 1, 1992 but on or prior to August 1, 1993, and $25.00 per share if redeemed subsequent to August 1, 1993, provided, however, that no share of the Series F Preferred Stock shall be redeemed prior to August 1, 1989 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series F Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 19.9171% per annum, and as to the Series G Preferred Stock, a redemption price of $25.00 per share (except that no share of the Series G Preferred Stock shall be redeemed on or before August 1,
          1996), and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Thirteenth Series Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 2001 (such date being hereinafter referred to as the "Thirteenth Series Sinking Fund Redemption Date"), the Corporation shall redeem, out of funds legally available therefor, all of the shares of the Thirteenth Series Preferred Stock then outstanding at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation to redeem all of the shares of the Thirteenth Series Preferred Stock on the Thirteenth Series Sinking Fund Redemption Date or, as hereinafter provided for, on any annual anniversary thereof on which shares of the Thirteenth Series Preferred Stock are outstanding (each such annual anniversary being hereinafter referred to as the "Thirteenth Series Sinking Fund Redemption Date Annual Anniversary") being hereinafter referred to as the "Thirteenth Series Sinking Fund Obligation"); the Thirteenth Series Sinking Fund Obligation shall be cumulative and if on the Thirteenth Series Sinking Fund Redemption Date, or on any Thirteenth Series Sinking Fund Redemption Date Annual Anniversary, the Corporation shall not have funds legally available therefor sufficient to redeem all of the shares of the Thirteenth Series Preferred Stock then outstanding, the Thirteenth Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Thirteenth Series Sinking Fund Redemption Date Annual Anniversary until all of the outstanding shares of the Thirteenth Series Preferred Stock shall have been redeemed; if on the Thirteenth Series Sinking Fund Redemption Date or on any Thirteenth Series Sinking Fund Redemption Date Annual Anniversary, the funds of the Corporation legally available for the satisfaction of the Thirteenth Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Thirteenth Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Thirteenth Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Thirteenth Series Sinking Fund Obligation to such Total Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Fourteenth Series Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1999 (such date being hereinafter referred to as the "Fourteenth Series Sinking Fund Redemption Date"), the Corporation shall redeem, out of funds legally available therefor, all of the shares of the Fourteenth Series Preferred Stock then outstanding at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation to redeem all of the shares of the Fourteenth Series Preferred Stock on the Fourteenth Series Sinking Fund Redemption Date or, as hereinafter provided for, on any annual anniversary thereof on which shares of the Fourteenth Series Preferred Stock are outstanding (each such annual anniversary being hereinafter referred to as the "Fourteenth Series Sinking Fund Redemption Date Annual Anniversary") being hereinafter referred to as the "Fourteenth Series Sinking Fund Obligation"); the Fourteenth Series Sinking Fund Obligation shall be cumulative and if on the Fourteenth Series Sinking Fund Redemption Date, or on any Fourteenth Series Sinking Fund Redemption Date Annual Anniversary, the Corporation shall not have funds legally available therefor sufficient to redeem all of the shares of the Fourteenth Series Preferred Stock then outstanding, the Fourteenth Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Fourteenth Series Sinking Fund Redemption Date Annual Anniversary until all of the outstanding shares of the Fourteenth Series Preferred Stock shall have been redeemed; if on the Fourteenth Series Sinking Fund Redemption Date or on any Fourteenth Series Sinking Fund Redemption Date Annual Anniversary, the funds of the Corporation legally available for the satisfaction of the Fourteenth Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Fourteenth Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Fourteenth Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Fourteenth Series Sinking Fund Obligation to such Total Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation"); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120,000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to divi dends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series D Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on May 1, 1987 and on each May 1 thereafter (each such date being hereinafter referred to as a "Series D Sinking Fund Redemption Date"), for so long as any shares of the Series D Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 100,000 shares of the Series D Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series D Preferred Stock being hereinafter referred to as the "Series D Sinking Fund Obligation"); the Series D Sinking Fund Obligation shall be cumulative; if on any Series D Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series D Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series D Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series D Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series D Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series D Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series D Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series D Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series D Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series D Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the Series D Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series D Sinking Fund Obligation on any Series D Sinking Fund Redemption Date any shares of the Series D Preferred Stock (including shares of the Series D Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series D Preferred Stock redeemed pursuant to the Series D Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series D Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series E Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1988 and on each February 1 thereafter (each such date being hereinafter referred to as a "Series E Sinking Fund Redemption Date"), for so long as any shares of the Series E Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 150,000 shares of the Series E Preferred Stock (or the number of shares then outstanding if less than 150,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series E Preferred Stock being hereinafter referred to as the "Series E Sinking Fund Obligation"); the Series E Sinking Fund Obligation shall be cumulative; if on any Series E Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series E Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series E Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series E Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series E Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series E Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series E Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series E Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series E Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series E Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 150,000 additional shares of the Series E Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series E Sinking Fund Obligation on any Series E Sinking Fund Redemption Date any shares of the Series E Preferred Stock (including shares of the Series E Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series E Preferred Stock redeemed pursuant to the Series E Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series E Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series F Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on August 1, 1990 and on each August 1 thereafter (each such date being hereinafter referred to as a "Series F Sinking Fund Redemption Date"), for so long as any shares of the Series F Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 400,000 shares of the Series F Preferred Stock (or the number of shares then outstanding if less than 400,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series F Preferred Stock being hereinafter referred to as the "Series F Sinking Fund Obligation"); the Series F Sinking Fund Obligation shall be cumulative; if on any Series F Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series F Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series F Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series F Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series F Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series F Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series F Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series F Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series F Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series F Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 400,000 additional shares of the Series F Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series F Sinking Fund Obligation on any Series F Sinking Fund Redemption Date any shares of the Series F Preferred Stock (including shares of the Series F Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series F Preferred Stock redeemed pursuant to the Series F Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series F Sinking Fund Obligation.

          The last sentence of paragraph (H) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

               So long as any of the Second through Fourteenth Series Preferred Stock or any of the Series A, Series B, Series C, Series D, Series E, Series F, or Series G Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve-month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provi sions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorpora tion and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 27th day of January, 1992.

                              LOUISIANA POWER & LIGHT COMPANY


                              By:   /s/ Gerald D. McInvale
                                       Gerald D. McInvale,
                                     Senior Vice President


                              By:   /s/ T. O. Lind
                                      T. O. Lind, Secretary

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE ME, the undersigned authority, personally came and appeared Gerald D. McInvale and T. O. Lind, to me known to be a Senior Vice President and the Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.

                                 /s/ Gerald D. McInvale
                              Gerald D. McInvale,
                              Senior Vice President



                                /s/ T. O. Lind
                              T. O. Lind, Secretary

Sworn to and subscribed before me at
New Orleans, Orleans Parish, Louisiana,
on this 27th day of January, 1992.

  /s/ Melvin I. Schwartzman
    Melvin I. Schwartzman,
  Notary Public in and for the
      Parish of Orleans,
      State of Louisiana

My Commission is issued for life.

                      ARTICLES OF AMENDMENT
                             to the
         RESTATED ARTICLES OF INCORPORATION, AS AMENDED
                               of
                 LOUISIANA POWER & LIGHT COMPANY


     On October 22, 1992 the Board of Directors of Louisiana Power & Light Company, a corporation organized and existing under the laws of the State of Louisiana, at a meeting of said Board of Directors duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, amended Article 3 of the Restated Articles of Incorporation, as amended, of said corporation as follows:

          Sub-paragraph (ii) of paragraph (b) of Part I of said Article 3 is amended to be and to read in its entirety as follows:

               (ii) Said 22,000,000 shares of $25 Preferred
          Stock shall be issuable in one or more series from time to time; one series of $25 Preferred Stock shall consist of 2,400,000 shares of 10.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series A Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,600,000 shares of 13.12% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series B Preferred Stock"), one series of $25 Preferred Stock shall consist of 1,200,000 shares of 15.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series C Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 14.72% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series D Preferred Stock"), one series of $25 Preferred Stock shall consist of 3,000,000 shares of 12.64% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series E Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 19.20% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series F Preferred Stock"), one series of $25 Preferred Stock shall consist of 2,000,000 shares of 9.68% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series G Preferred Stock"), and one series of $25 Preferred Stock shall consist of 1,480,000 shares of 8% Preferred Stock, Cumulative, $25 par value (hereinafter sometimes called "Series H Preferred Stock"); and the remaining 6,320,000 of said shares of $25 Preferred Stock may be divided into and issued in additional series from time to time, each such additional series to be provided for and to be distinctively designated, and the issuance of the shares of each such additional series to be authorized, in and by a resolution or resolutions to be adopted by the Board of Directors of the Corporation in accordance with the provisions hereof.

     The second sentence of Part II of said Article 3 is amended to be and to read in its entirety as follows:

          The shares of each series of Preferred Stock shall have the same rank and shall have the same relative rights except with respect to such characteristics as are peculiar to or pertain only to the particular class of such series and with respect to the following characteristics:

               (a) The number of shares to constitute each such series and the distinctive designation thereof;

               (b) The annual rate or rates of dividends payable on shares of such series and the date from which such dividends shall commence to accumulate;

               (c) The amount or amounts payable upon
          redemption thereof; and

               (d) The terms and amount of the sinking fund requirements (if any) for the purchase or redemption of shares of each series of Preferred Stock other than the First through Tenth Series Preferred Stock;

     which different characteristics of clauses (a), (b), and
     (c) above are herein set forth with respect to the First through Tenth Series Preferred Stock and of clauses (a),
     (b), (c), and (d) above are herein set forth with respect to the Eleventh, Twelfth, Thirteenth, and Fourteenth Series Preferred Stock and the Series A, Series B, Series C, Series D, Series E, Series F, Series G and Series H Preferred Stock, and, with respect to each additional series of Preferred Stock, the designation of the class thereof and the different characteristics of clauses (a),
     (b), (c), and (d) above shall be set forth in the resolution or resolutions of the Board of Directors of the Corporation providing for such series.

     Paragraph (A) of Part III of said Article 3 is amended to be and to read in its entirety as follows:

          (A) The Preferred Stock shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate of 4.96% per annum on the First Series Preferred Stock, at the rate of 4.16% per annum on the Second Series Preferred Stock, at the rate of 4.44% per annum on the Third Series Preferred Stock, at the rate of 5.16% per annum on the Fourth Series Preferred Stock, at the rate of 5.40% per annum on the Fifth Series Preferred Stock, at the rate of 6.44% per annum on the Sixth Series Preferred Stock, at the rate of 9.52% per annum on the Seventh Series Preferred Stock, at the rate of 7.84% per annum on the Eighth Series Preferred Stock, at the rate of 7.36% per annum on the Ninth Series Preferred Stock, at the rate of 8.56% per annum on the Tenth Series Preferred Stock, at the rate of 9.44% per annum on the Eleventh Series Preferred Stock, at the rate of 11.48% per annum on the Twelfth Series Preferred Stock, at the rate of 8% per annum on the Thirteenth Series Preferred Stock, at the rate of 7% per annum on the Fourteenth Series Preferred Stock, at the rate of 10.72% per annum on the Series A Preferred Stock, at the rate of 13.12% per annum on the Series B Preferred Stock, at the rate of 15.20% per annum on the Series C Preferred Stock, at the rate of 14.72% per annum on the Series D Preferred Stock, at the rate of 12.64% per annum on the Series E Preferred Stock, at the rate of 19.20% per annum on the Series F Preferred Stock, at the rate of 9.68% per annum on the Series G Preferred Stock, and at the rate of 8% per annum on the Series H Preferred Stock, of the par value thereof, and no more, and at such rate per annum on each additional series as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of the shares of such series, payable quarterly on February 1, May 1, August 1 and November 1 of each year to stockholders of record as of a date, not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors, such dividends to be cumulative from the last date to which dividends upon the First through Tenth Series Preferred Stock of Louisiana Power & Light Company, a Florida corporation, are paid, with respect to the First through Tenth Series Preferred Stock, from November 2, 1977 with respect to the Eleventh Series Preferred Stock, from March 1, 1979 with respect to the Twelfth Series Preferred Stock, from October 31, 1991 with respect to the Thirteenth Series Preferred Stock, from February 4, 1992 with respect to the Fourteenth Series Preferred Stock, from July 19, 1979 with respect to the Series A Preferred Stock, from October 17, 1979 with respect to the Series B Preferred Stock, from November 6, 1980 with respect to the Series C Preferred Stock, from May 19, 1982 with respect to the Series D Preferred Stock, from February 24, 1983 with respect to the Series E Preferred Stock, from August 17, 1984 with respect to the Series F Preferred Stock, from July 2, 1991 with respect to the Series G Preferred Stock, from October 29, 1992 with respect to the Series H Preferred Stock, and from such date with respect to each additional series, if made cumulative in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series, as shall be fixed in and by such resolution or resolutions, provided that, if such resolution or resolutions so provide, the first dividend payment date for any such additional series may be the dividend payment date next succeeding the dividend payment date immediately following the issuance of the shares of such series.

     The first sentence of paragraph (G) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of the Preferred Stock or may from time to time redeem any part thereof, by paying in cash, as to the First Series Preferred Stock, a redemption price of $104.25 per share, as to the Second Series Preferred Stock, a redemption price of $104.21 per share, as to the Third Series Preferred Stock, a redemption price of $104.06 per share, as to the Fourth Series Preferred Stock, a redemption price of $104.18 per share, as to the Fifth Series Preferred Stock, a redemption price of $103.00 per share, as to the Sixth Series Preferred Stock, a redemption price of $102.92 per share, as to the Seventh Series Preferred Stock, a redemption price of $108.96 per share if redeemed on or prior to November 1, 1980, $106.58 per share if redeemed subsequent to November 1, 1980 but on or prior to November 1, 1985, and $104.20 per share if redeemed subsequent to November 1, 1985, as to the Eighth Series Preferred Stock, a redemption price of $107.70 per share if redeemed on or prior to April 1, 1981, $105.74 per share if redeemed subsequent to April 1, 1981 but on or prior to April 1, 1986, and $103.78 per share if redeemed subsequent to April 1, 1986, as to the Ninth Series Preferred Stock, a redemption price of $107.04 per share if redeemed on or prior to January 1, 1982, $105.20 per share if redeemed subsequent to January 1, 1982 but on or prior to January 1, 1987, and $103.36 per share if redeemed subsequent to January 1, 1987, as to the Tenth Series Preferred Stock, a redemption price of $107.42 per share if redeemed on or prior to March 1, 1984, $105.28 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, and $103.14 per share if redeemed subsequent to March 1, 1989, as to the Eleventh Series Preferred Stock, a redemption price of $111.44 per share if redeemed on or prior to November 1, 1982 (except that no share of the Eleventh Series Preferred Stock shall be redeemed prior to November 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Eleventh Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.4297% per annum), $109.08 per share if redeemed subsequent to November 1, 1982 but on or prior to November 1, 1987, $106.72 per share if redeemed subsequent to November 1, 1987 but on or prior to November 1, 1992, and $104.36 per share if redeemed subsequent to November 1, 1992, as to the Twelfth Series Preferred Stock, a redemption price of $113.98 per share if redeemed on or prior to March 1, 1984 (except that no share of the Twelfth Series Preferred Stock shall be redeemed prior to March 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Twelfth Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so com puted) of less than 11.4560% per annum), $111.11 per share if redeemed subsequent to March 1, 1984 but on or prior to March 1, 1989, $108.24 per share if redeemed subsequent to March 1, 1989 but on or prior to March 1, 1994, and $105.37 per share if redeemed subsequent to March 1, 1994, as to the Thirteenth Series Preferred Stock, a redemption price of $100.00 per share (except that no share of the Thirteenth Series Preferred Stock shall be redeemed on or before November 1, 1999), as to the Fourteenth Series Preferred Stock, a redemption price of $100.00 per share (except that no share of the Fourteenth Series Preferred Stock shall be redeemed on or before February 1, 1998), as to the Series A Preferred Stock, a redemption price of $27.68 per share if redeemed on or prior to July 1, 1984 (except that no share of the Series A Preferred Stock shall be redeemed prior to July 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 11.2705% per annum), $27.01 per share if redeemed subsequent to July 1, 1984 but on or prior to July 1, 1989, $26.34 per share if redeemed subsequent to July 1, 1989 but on or prior to July 1, 1994, and $25.67 per share if redeemed subsequent to July 1, 1994, as to the Series B Preferred Stock, a redemption price of $28.28 per share if redeemed on or prior to October 1, 1984 (except that no share of the Series B Preferred Stock shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series B Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 14.6103% per annum), $27.46 per share if redeemed subsequent to October 1, 1984 but on or prior to October 1, 1989, $26.64 per share if redeemed subsequent to October 1, 1989 but on or prior to October 1, 1994, and $25.82 per share if redeemed subsequent to October 1, 1994, as to the Series C Preferred Stock, a redemption price of $28.80 per share if redeemed on or prior to November 1, 1985 (except that no share of the Series C Preferred Stock shall be redeemed prior to November 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series C Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.0616% per annum), $27.85 per share if redeemed subsequent to November 1, 1985 but on or prior to November 1, 1990, $26.90 per share if redeemed subsequent to November 1, 1990 but on or prior to November 1, 1995, and $25.95 per share if redeemed subsequent to November 1, 1995, as to the Series D Preferred Stock, a redemption price of $28.68 per share if redeemed on or prior to May 1, 1987 (except that no share of the Series D Preferred Stock shall be redeemed prior to May 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series D Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.4233% per annum), $27.76 per share if redeemed subsequent to May 1, 1987 but on or prior to May 1, 1992, $26.84 per share if redeemed subsequent to May 1, 1992 but on or prior to May 1, 1997, and $25.92 per share if redeemed subsequent to May 1, 1997, as to the Series E Preferred Stock, a redemption price of $28.16 per share if redeemed on or prior to February 1, 1988 (except that no share of the Series E Preferred Stock shall be redeemed prior to February 1, 1988 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series E Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 13.1942% per annum), $27.37 per share if redeemed subsequent to February 1, 1988 but on or prior to February 1, 1993, $26.58 per share if redeemed subsequent to February 1, 1993 but on or prior to February 1, 1998, and $25.79 per share if redeemed subsequent to February 1, 1998, as to the Series F Preferred Stock, a redemption price of $29.80 per share if redeemed on or prior to August 1, 1985, $29.27 per share if redeemed subsequent to August 1, 1985 but on or prior to August 1, 1986, $28.73 per share if redeemed subsequent to August 1, 1986 but on or prior to August 1, 1987, $28.20 per share if redeemed subsequent to August 1, 1987 but on or prior to August 1, 1988, $27.67 per share if redeemed subsequent to August 1, 1988 but on or prior to August 1, 1989, $27.13 per share if redeemed subsequent to August 1, 1989 but on or prior to August 1, 1990, $26.60 per share if redeemed subsequent to August 1, 1990 but on or prior to August 1, 1991, $26.07 per share if redeemed subsequent to August 1, 1991 but on or prior to August 1, 1992, $25.53 per share if redeemed subsequent to August 1, 1992 but on or prior to August 1, 1993, and $25.00 per share if redeemed subsequent to August 1, 1993, provided, however, that no share of the Series F Preferred Stock shall be redeemed prior to August 1, 1989 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the Series F Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 19.9171% per annum, as to the Series G Preferred Stock, a redemption price of $25.00 per share (except that no share of the Series G Preferred Stock shall be redeemed on or before August 1, 1996), and as to the Series H Preferred Stock, a redemption price of $25.00 per share (except that no share of the Series H Preferred Stock shall be redeemed on or before October 1,
     1997), and as to each additional series such redemption price or prices, with such restrictions or limitations, if any, on redemption or refunding, as shall be fixed in and by the resolution or resolutions of the Board of Directors of the Corporation providing for such series; plus, in each case where applicable, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption; provided that without the vote of the issued and outstanding Common Stock, the Thirteenth Series Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 2001 (such date being hereinafter referred to as the "Thirteenth Series Sinking Fund Redemption Date"), the Corporation shall redeem, out of funds legally available therefor, all of the shares of the Thirteenth Series Preferred Stock then outstanding at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation to redeem all of the shares of the Thirteenth Series Preferred Stock on the Thirteenth Series Sinking Fund Redemption Date or, as hereinafter provided for, on any annual anniversary thereof on which shares of the Thirteenth Series Preferred Stock are outstanding (each such annual anniversary being hereinafter referred to as the "Thirteenth Series Sinking Fund Redemption Date Annual Anniversary") being hereinafter referred to as the "Thirteenth Series Sinking Fund Obligation"); the Thirteenth Series Sinking Fund Obligation shall be cumulative and if on the Thirteenth Series Sinking Fund Redemption Date, or on any Thirteenth Series Sinking Fund Redemption Date Annual Anniversary, the Corporation shall not have funds legally available therefor sufficient to redeem all of the shares of the Thirteenth Series Preferred Stock then outstanding, the Thirteenth Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Thirteenth Series Sinking Fund Redemption Date Annual Anniversary until all of the outstanding shares of the Thirteenth Series Preferred Stock shall have been redeemed; if on the Thirteenth Series Sinking Fund Redemption Date or on any Thirteenth Series Sinking Fund Redemption Date Annual Anniversary, the funds of the Corporation legally available for the satisfaction of the Thirteenth Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Thirteenth Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Thirteenth Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Thirteenth Series Sinking Fund Obligation to such Total Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Fourteenth Series Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1999 (such date being hereinafter referred to as the "Fourteenth Series Sinking Fund Redemption Date"), the Corporation shall redeem, out of funds legally available therefor, all of the shares of the Fourteenth Series Preferred Stock then outstanding at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation to redeem all of the shares of the Fourteenth Series Preferred Stock on the Fourteenth Series Sinking Fund Redemption Date or, as hereinafter provided for, on any annual anniversary thereof on which shares of the Fourteenth Series Preferred Stock are outstanding (each such annual anniversary being hereinafter referred to as the "Fourteenth Series Sinking Fund Redemption Date Annual Anniversary") being hereinafter referred to as the "Fourteenth Series Sinking Fund Obligation"); the Fourteenth Series Sinking Fund Obligation shall be cumulative and if on the Fourteenth Series Sinking Fund Redemption Date, or on any Fourteenth Series Sinking Fund Redemption Date Annual Anniversary, the Corporation shall not have funds legally available therefor sufficient to redeem all of the shares of the Fourteenth Series Preferred Stock then outstanding, the Fourteenth Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Fourteenth Series Sinking Fund Redemption Date Annual Anniversary until all of the outstanding shares of the Fourteenth Series Preferred Stock shall have been redeemed; if on the Fourteenth Series Sinking Fund Redemption Date or on any Fourteenth Series Sinking Fund Redemption Date Annual Anniversary, the funds of the Corporation legally available for the satisfaction of the Fourteenth Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Fourteenth Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Fourteenth Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Fourteenth Series Sinking Fund Obligation to such Total Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series A Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on July 1, 1984 and on each July 1 thereafter (each such date being hereinafter referred to as a "Series A Sinking Fund Redemption Date"), for so long as any shares of the Series A Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 120,000 shares of the Series A Preferred Stock (or the number of shares then outstanding if less than 120,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series A Preferred Stock being hereinafter referred to as the "Series A Sinking Fund Obligation" ); the Series A Sinking Fund Obligation shall be cumulative; if on any Series A Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series A Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series A Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series A Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series A Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series A Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series A Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series A Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series A Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series A Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 120, 000 additional shares of the Series A Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series A Sinking Fund Obligation on any Series A Sinking Fund Redemption Date any shares of the Series A Preferred Stock (including shares of the Series A Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series A Preferred Stock redeemed pursuant to the Series A Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series A Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series B Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on October 1, 1984 and on each October 1 thereafter (each such date being hereinafter referred to as a "Series B Sinking Fund Redemption Date"), for so long as any shares of the Series B Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 80,000 shares of the Series B Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series B Preferred Stock being hereinafter referred to as the "Series B Sinking Fund Obligation"); the Series B Sinking Fund Obligation shall be cumulative; if on any Series B Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series B Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series B Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series B Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series B Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series B Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series B Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series B Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series B Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series B Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the Series B Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series B Sinking Fund Obligation on any Series B Sinking Fund Redemption Date any shares of the Series B Preferred Stock (including shares of the Series B Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series B Preferred Stock redeemed pursuant to the Series B Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series B Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series C Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on November 1, 1985 and on each November 1 thereafter (each such date being hereinafter referred to as a "Series C Sinking Fund Redemption Date"), for so long as any shares of the Series C Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 60,000 shares of the Series C Preferred Stock (or the number of shares then outstanding if less than 60,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series C Preferred Stock being hereinafter referred to as the "Series C Sinking Fund Obligation"); the Series C Sinking Fund Obligation shall be cumulative; if on any Series C Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series C Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series C Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series C Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series C Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series C Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series C Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series C Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series C Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series C Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 60,000 additional shares of the Series C Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series C Sinking Fund Obligation on any Series C Sinking Fund Redemption Date any shares of the Series C Preferred Stock (including shares of the Series C Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series C Preferred Stock redeemed pursuant to the Series C Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series C Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series D Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on May 1, 1987 and on each May 1 thereafter (each such date being hereinafter referred to as a "Series D Sinking Fund Redemption Date"), for so long as any shares of the Series D Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 100,000 shares of the Series D Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series D Preferred Stock being hereinafter referred to as the "Series D Sinking Fund Obligation"); the Series D Sinking Fund Obligation shall be cumulative; if on any Series D Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series D Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series D Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series D Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series D Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series D Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series D Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series D Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series D Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series D Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the Series D Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series D Sinking Fund Obligation on any Series D Sinking Fund Redemption Date any shares of the Series D Preferred Stock (including shares of the Series D Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series D Preferred Stock redeemed pursuant to the Series D Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series D Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series E Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on February 1, 1988 and on each February 1 thereafter (each such date being hereinafter referred to as a "Series E Sinking Fund Redemption Date"), for so long as any shares of the Series E Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 150,000 shares of the Series E Preferred Stock (or the number of shares then outstanding if less than 150,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series E Preferred Stock being hereinafter referred to as the "Series E Sinking Fund Obligation"); the Series E Sinking Fund Obligation shall be cumulative; if on any Series E Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series E Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series E Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series E Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series E Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series E Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series E Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series E Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series E Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series E Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 150,000 additional shares of the Series E Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series E Sinking Fund Obligation on any Series E Sinking Fund Redemption Date any shares of the Series E Preferred Stock (including shares of the Series E Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series E Preferred Stock redeemed pursuant to the Series E Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series E Sinking Fund Obligation; and provided that without the vote of the issued and outstanding Common Stock, the Series F Preferred Stock shall be subject to redemption as and for a sinking fund as follows: on August 1, 1990 and on each August 1 thereafter (each such date being hereinafter referred to as a "Series F Sinking Fund Redemption Date"), for so long as any shares of the Series F Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 400,000 shares of the Series F Preferred Stock (or the number of shares then outstanding if less than 400,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the Series F Preferred Stock being hereinafter referred to as the "Series F Sinking Fund Obligation"); the Series F Sinking Fund Obligation shall be cumulative; if on any Series F Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Series F Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Series F Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Series F Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Series F Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Series F Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Series F Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Series F Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Series F Sinking Fund Obligation, the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Series F Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 400,000 additional shares of the Series F Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Series F Sinking Fund Obligation on any Series F Sinking Fund Redemption Date any shares of the Series F Preferred Stock (including shares of the Series F Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the Series F Preferred Stock redeemed pursuant to the Series F Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Series F Sinking Fund Obligation.

     The last sentence of paragraph (H) of Part III of said
Article 3 is amended to be and to read in its entirety as follows:

          So long as any of the Second through Fourteenth Series Preferred Stock or any of the Series A, Series B, Series C, Series D, Series E, Series F, Series G or Series H Preferred Stock remains outstanding, or there remains outstanding any additional series of Preferred Stock with respect to which the resolution or resolutions of the Board of Directors of the Corporation providing for same makes this sentence applicable, at any time when the aggregate of all amounts credited subsequent to January 1, 1953 to the depreciation reserve account of the Corporation and Louisiana Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation (other than transfers out of the balance of surplus as of December 31, 1952), shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1953 to and including said twelve-month period, less (bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1953 up to but excluding said twelve-month period; provided that in the event any company other than Louisiana Power & Light Company, a Florida corporation, is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation and Louisiana Power & Light Company, a Florida corporation", shall be exclusive of amounts provided for such property prior to the merger.

     The Restated Articles of Incorporation, as amended, of the said Louisiana Power & Light Company were amended as aforesaid by its Board of Directors as provided in Section 33 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, and pursuant to the authority granted in and by said Restated Articles of Incorporation and the laws of the State of Louisiana, and particularly, but not by way of limitation,
Part II of Article 3 of said Restated Articles of Incorporation and Sections 24B(6) and 33A and E of Title 12 of the Louisiana Revised Statutes of 1950, as amended.

     The Restated Articles of Incorporation, as amended, of said Louisiana Power & Light Company were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 22nd day of October, 1992.

                         LOUISIANA POWER & LIGHT COMPANY

                         By:  /s/ Gerald D. McInvale
                                 Gerald D. McInvale
                                Senior Vice President


                         By:   /s/ Gary L. Florreich
                               Gary L. Florreich,
                              Assistant Secretary and
                                Assistant Treasurer

                         ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE ME, the undersigned authority, personally came and appeared Gerald D. McInvale and Gary L. Florreich, to me known to be a Senior Vice President and an Assistant Secretary and Assistant Treasurer, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.

                         /s/ Gerald D. McInvale
                         Gerald D. McInvale,
                         Senior Vice President



                         /s/ Gary L. Florreich
                         Gary L. Florreich,
                         Assistant Secretary and
                          Assistant Treasurer

Sworn to and subscribed before me at
New Orleans, Orleans Parish, Louisiana,
on this 22nd day of October, 1992.


    /s/ Charles McChord Carrico
      Charles McChord Carrico,
       Notary Public, Parish
   of Orleans, State of Louisiana

My Commission is issued for life.

                      ARTICLES OF AMENDMENT
                             TO THE
      RESTATEMENT OF ARTICLES OF INCORPORATION, AS AMENDED,
                               OF
                 LOUISIANA POWER & LIGHT COMPANY


     On May 5, 1994, the shareholders of Louisiana Power & Light

Company, a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended the first sentence of the first paragraph of

Article 5 of the Restatement of Articles of Incorporation, as

amended, of said corporation to read in its entirety as follows:



                           "ARTICLE 5

     The Board of Directors shall consist of such number of directors as shall be determined from time to time as provided in this Article 5. Directors shall be elected at each annual meeting of stockholders and, subject to the provisions of Article 3 hereof, each director so elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. The stockholders or the Board of Directors shall have the power from time to time to fix the number of directors of the corporation, provided that the number so fixed shall not be less than three (3) and not more than fifteen (15). If the number of directors is increased, the additional directors may, to the extent permitted by law and subject to the provisions of Article 3 hereof, be elected by the stockholders or by a majority of the directors in office at the time of the increase, or, if not so elected prior to the next annual meeting of stockholders, such additional directors shall be elected at such annual meeting. If the number of directors is decreased and the decrease does not exceed the number of vacancies in the Board then existing, then, subject to the provisions of Article 3 hereof, the stockholders or the Board of Directors may provide that it shall become effective forthwith; and to the extent that the decrease does exceed such number of vacancies, the stockholders or the Board of Directors may provide that it shall not become effective until the next election of directors by the stockholders. If the Board of Directors shall fail to adopt a resolution which fixes initially the number of directors, the number of directors shall be nine (9). If, after the number of directors shall have been fixed by such resolution, such resolution shall be ineffective or shall cease to be in effect for any cause other than by being superseded by another such resolution, the number of directors shall be that number specified in the latest of such resolutions, whether or not such resolution continues in effect."

     The Restatement of Articles of Incorporation, as amended, of the said Louisiana Power & Light Company was amended by its

shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said

corporation entitled to vote thereon, signed and executed on May

5, 1994, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly,

but not by way of limitation, Section 76 of Title 12 of the

Louisiana Revised Statutes of 1950, as amended, the said

Unanimous Written Consent having been signed and executed on the date aforesaid by Entergy Corporation, which was then and is now the sole owner and shareholder of record of 165,173,180 shares of the Common Stock of the said Louisiana Power & Light Company,

said 165,173,180 shares being all of the outstanding Common Stock of the said Louisiana Power & Light Company and said Common Stock having all of the voting power and being all of the capital stock of the said Louisiana Power & Light Company entitled to vote on the foregoing amendment to its Restatement of Articles of

Incorporation, as amended; and in and by said Unanimous Written

Consent the said Entergy Corporation affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said Louisiana Power &

Light Company, the amendment of its Restatement of Articles of

Incorporation, as amended, as hereinabove set forth.

     The Restatement of Articles of Incorporation of said

Louisiana Power & Light Company, as heretofore amended, was not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restatement of Articles of

Incorporation, as heretofore amended and as amended as

hereinabove set forth, relating in any way to the shares of stock of said Louisiana Power & Light Company are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the

21st day of July, 1994.



                    LOUISIANA POWER & LIGHT COMPANY


                    By       /s/ Glenn E. Harder
                        Glenn E. Harder, Vice President


                    By    /s/ Christopher T. Screen
                        Christopher T. Screen, Assistant Secretary

                         ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS


     BEFORE ME, the undersigned authority, personally came and appeared Glenn E. Harder and Christopher T. Screen, to me known and known to me to be a Vice President and the Assistant Secretary, respectively, of Louisiana Power & Light Company and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said Louisiana Power & Light Company, as its and their free act and deed, being thereunto duly authorized.



                             /s/ Glenn E. Harder
                         Glenn E. Harder, Vice President
                         Louisiana Power & Light Company



                           /s/ Christopher T. Screen
                         Christopher T. Screen,
                           Assistant Secretary
                         Louisiana Power & Light Company


Sworn to and subscribed before me at
New Orleans, Louisiana, on this 21st day of July 1994.



     /s/ Mary H. Tooke
         Notary Public
My commission is issued for life.

                 LOUISIANA POWER & LIGHT COMPANY

        Articles of Amendment Pursuant to La. R.S. 12:32

                         April 22, 1996


     The undersigned corporation, pursuant to La. R.S. 12:32,

submits the following document and sets forth:


     1.The name of the corporation is Louisiana Power & Light
       Company.

     2. As evidenced by the attached Stockholder's Unanimous Written Approval of Amendment, the following amendment, effective April 22, 1996, to the Restated Articles of Incorporation, as amended, was proposed by the Board of Directors of Louisiana Power & Light Company on April 15, 1996, and was unanimously adopted by the stockholder of Louisiana Power & Light Company entitled to vote on the amendment on April 22, 1996, in accordance with and in the manner prescribed by the laws of the State of Louisiana and the Restated Articles of Incorporation of Louisiana Power & Light Company, as amended:

       RESOLVED, That the Title and Article 1 of the Restated
       Articles of Incorporation of Louisiana Power & Light
       Company are amended to read as follows:

               "RESTATED ARTICLES OF INCORPORATION
                               OF
                    ENTERGY LOUISIANA, INC."

                           "Article 1

            The name of this Corporation is and shall be ENTERGY
            LOUISIANA, INC."; and further

       RESOLVED, That any additional references to "Louisiana
       Power & Light Company" in said Restated Articles of
       Incorporation, as amended, be changed to "Entergy
       Louisiana, Inc."

     3.Pursuant to the Laws of the State of Louisiana and the Restated Articles of Incorporation of Louisiana Power & Light Company, as amended, the holders of the outstanding shares of common stock was the only stockholder entitled to vote on the amendment, there being no right to vote on the amendment by the holders of preferred stock of Louisiana Power & Light Company.

     4.The number of shares of common stock of the Corporation
       outstanding at the time of such adoption was 165,173,180; and the number of shares of common stock entitled to vote thereon was 165,173,180; the number of shares of common stock voting for the amendment was 165,173,180; the number of shares of common stock voting against the
       amendment was       -0-     ; the number of shares of
       preferred stock of the Corporation outstanding at the time of such adoption was 5,665,370, none of which preferred shares were entitled to vote thereon.

     Dated the 22nd day of April, 1996.

                           LOUISIANA POWER & LIGHT COMPANY



                           By:  /S/ Michael G. Thompson
                                 Michael G. Thompson
                             Senior Vice President and Secretary


                           By: /s/ Christopher T. Screen
                                 Christopher T. Screen
                                 Assistant Secretary